Exhibit 10.1

EXECUTION VERSION

SENIOR SECURED SUPERPRIORITY PRIMING

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

dated as of

April 3, 2019

among

Southcross Energy Partners, L.P.,

a Debtor and a Debtor-in-Possession, as Borrower,

Wilmington Trust, National Association,

as DIP Agent,

The Issuing Banks Party Hereto,

and

The Lenders Party Hereto

i

v

ANNEXES, EXHIBITS AND SCHEDULES

Annex I	Commitments
Annex II	Prepetition Letters of Credit
Annex III	Permitted Variances
Annex IV	Initial Approved Budget
Exhibit A	Form of Note
Exhibit B	Form of Notice of Borrowing
Exhibit C	Form of Interest Election Request
Exhibit D	Form of Closing Certificate
Exhibit E	Form of Guaranty and Collateral Agreement
Exhibit F	Form of Assignment and Assumption
Exhibit G-1	Form of U.S. Tax Compliance Certificate (Foreign Lenders; not partnerships)
Exhibit G-2	Form of U.S. Tax Compliance Certificate (Foreign Participants; not partnerships)
Exhibit G-3	Form of U.S. Tax Compliance Certificate (Foreign Participants: partnerships)
Exhibit G-4	Form of U.S. Tax Compliance Certificate (Foreign Lenders; partnerships)
Exhibit H	Form of Secured Party Designation Notice
Exhibit I	Form of Withdrawal Request
Exhibit J	Form of Letter of Credit Account Prepayment Notice
Exhibit K	Form of Letter of Credit Account Withdrawal Notice
Exhibit L-1	Form of Compliance Certificate (Ongoing)
Exhibit L-2	Form of Compliance Certificate (Monthly)

Schedule 1.02(a)	Alternate Cash Collateral Amount
Schedule 7.09	Taxes
Schedule 7.14	Subsidiaries
Schedule 7.18	Hedging Agreements
Schedule 7.23	Material Contracts
Schedule 7.24	Broker’s Fees
Schedule 8.20	Post-Closing Obligations
Schedule 9.02	Existing Indebtedness
Schedule 9.03	Existing Liens
Schedule 9.05	Existing Investments
Schedule 9.11	Asset Sales

THIS SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT dated as of April 3, 2019, is among: Southcross Energy Partners, L.P., a Delaware limited partnership and a debtor and debtor-in-possession (the “Borrower”); each of the Issuing Banks from time to time party hereto; each of the Lenders from time to time party hereto; and Wilmington Trust, National Association, as agent for the Lenders (in such capacity, the “DIP Agent”);

R E C I T A L S

A. The Borrower entered into that certain Term Loan Credit Agreement dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prepetition Term Loan Agreement”), with the financial institutions from time to time party thereto as lenders (together with their successors and assigns, collectively, the “Prepetition Term Lenders”) and Wilmington Trust, National Association, as successor administrative agent for the Prepetition Term Lenders (together with its successors in such capacity, the “Prepetition Term Agent”), pursuant to which the Prepetition Term Lenders extended to the Borrower term loans (“Prepetition Term Loans”) and made certain other financial accommodations to the Borrower and the other Loan Parties (as defined therein) pursuant to the terms thereof (such credit facility, together with the Loan Documents (as defined therein), the “Prepetition Term Loan Facility”).

B. The Borrower entered into that certain Third Amended and Restated Revolving Credit Agreement dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prepetition Revolving Loan Agreement”), with the financial institutions from time to time party thereto as lenders (together with their successors and assigns, collectively, the “Prepetition Revolving Lenders”), the financial institutions acting as issuing banks for the Prepetition Letters of Credit (the “Prepetition LC Issuers”) and Wells Fargo Bank, N.A. as administrative agent for the Prepetition Revolving Lenders (together with its successors in such capacity, the “Prepetition Revolving Agent”), pursuant to which the Prepetition Revolving Lenders extended revolving loans to the Borrower (the “Prepetition Revolving Loans”), issued Prepetition Letters of Credit and made certain other extensions of credit to the Borrower (such credit facility, together with the Loan Documents (as defined therein), the “Prepetition Revolving Loan Facility” and together with the Prepetition Term Loan Facility, the “Prepetition Facilities”).

C. On April 1, 2019 (the “Petition Date”), the Loan Parties filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (together with any other court having jurisdiction over the Chapter 11 Cases or any proceeding therein from time to time, the “Bankruptcy Court”). The Loan Parties are continuing to operate their businesses and manage their properties as debtors and debtors-in-possession under Sections 1107 and 1108 of the Bankruptcy Code.

E. Subject to the conditions precedent set forth herein, and the terms and conditions set forth herein, the Borrower has requested, and the Lenders and each Issuing Bank party hereto are willing to make available the credit facilities provided for herein for the purposes set forth herein. The parties hereto further agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Plan” shall mean a Chapter 11 Plan that (i) provides for the termination of the unused commitments under the Credit Facility and the Payment in Full in cash of the Secured Obligations (and, as applicable, cash collateralization of any issued and undrawn Letters of Credit) upon the effective date of such plan, (ii) provides that the effective date of such plan shall occur by a date that is within the applicable Case Milestones, and (iii) contains customary releases and other exculpatory provisions for the DIP Agent, the DIP Lenders, the Prepetition Revolving Agent, the Prepetition Term Agent, and the Prepetition Lenders in form and substance reasonably satisfactory to the DIP Agent (at the direction of the Required Lenders), and the Prepetition Revolving Agent, and the Prepetition Term Agent.

“Additional Roll-Up Schedule” has the meaning assigned to such term in Section 2.01(d).

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the LIBO Rate for such Interest Period multiplied by the Statutory Reserve Rate.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the DIP Agent.

“Affected Loans” has the meaning assigned to such term in Section 5.05.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agency Fee Letter” means that certain Fee Letter, by and between the Borrower and the DIP Agent, dated as of the Effective Date, as may be amended, restated, supplemented or otherwise modified from time to time.

“Agreement” means this Senior Secured Superpriority Priming Debtor-in-Possession Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

“Alternate Base Rate” means, for any day, a rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.5% and (c) the Adjusted LIBO Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%. If the DIP Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the DIP Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Alternate Cash Collateral Amount” means up to the amount set forth on Schedule 1.02(a).

“Anti-Terrorism Law” has the meaning assigned to such term in Section 7.26(a).

“Applicable Margin” means (a) with respect to the DIP Term Loans, (i) for any ABR Borrowing thereof, 9.00%, and (ii) for any Eurodollar Borrowing thereof, 10.00% and (b) with respect to any Roll-Up Loans, 5.25%.

“Applicable Percentage” means, with respect to any Lender, the percentage of the aggregate Credit Exposures represented by such Lender’s Credit Exposure at such time.

“Approved Bankruptcy Court Order” means (a) the DIP Orders and the Cash Management Order, as each such order is in effect from time to time and (b) any other order entered by the Bankruptcy Court regarding, relating to or impacting (i) any rights or remedies of the DIP Agent or any Lender, (ii) the Loan Documents, the “Loan Documents” as defined in the Prepetition Term Loan Agreement and the “Loan Documents” as defined in the Prepetition Revolving Loan Agreement (including the Loan Parties’ (as defined therein) obligations thereunder), (iii) the Collateral, any Liens thereon or any superpriority claims (including, without limitation, any sale or other disposition of Collateral or the priority of any such Liens or superpriority claims), (iv) use of cash collateral, (v) debtor-in-possession financing, or (vi) adequate protection or otherwise relating to the Prepetition Facilities, (vii) any Chapter 11 Plan, or (viii) any transaction outside of the ordinary course of business with any Loan Party, that, in the case of each of the matters described under clauses (a) and (b), (x) is in form and substance satisfactory (or, solely in the case of matters referred to in clause (b)(viii), reasonably satisfactory) to the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent) in all respects, (y) once entered, has not been vacated, reversed or stayed and (z) has not been amended or modified except in a manner satisfactory (or, solely in the case of matters referred to in clause (b)(viii), reasonably satisfactory) to, the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent).

“Approved Budget” means, as of the Effective Date, the Initial Approved Budget and, thereafter, any budget approved by the Required Lenders pursuant to Section 8.01(q).

“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender and (b) any other Person whose (or whose credit support provider’s) long term senior unsecured debt rating is A-/A3 by S&P or Moody’s (or their equivalent) or higher.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” means any sale, transfer, assignment, conveyance or other disposition by any Loan Party, or any of its Subsidiaries to any Person (including by way of redemption by such Person) of any Property (including, without limitation, any capital stock or other securities of, or Equity Interests in, another Person), but excluding (a) dispositions resulting from Casualty Events, and (b) sales and other dispositions of Property pursuant to Sections 9.11(a)-(e).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the DIP Agent, in substantially the form of Exhibit F or any other form approved by the DIP Agent (including electronic documentation generated by ClearPar, Markitclear or other electronic platform).

“Availability Period” means the period from and including the Effective Date to but excluding the Maturity Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Products” means any of the following bank services: (a) commercial credit cards, (b) stored value cards, and (c) treasury or cash management services (including, without limitation, deposit accounts, funds transfers, automated clearinghouse services, auto-borrow services, zero balance accounts, returned check concentration, controlled disbursement services, lockboxes, account reconciliation and reporting service, trade finance services, overdraft protection, and interstate depository network services).

“Bank Products Provider” means any Lender or Affiliate of a Lender that provides Bank Products to the Borrower or any other Loan Party; provided, that such Lender or Affiliate must have delivered a Secured Party Designation Notice to the DIP Agent.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” now and hereafter in effect, or any applicable successor statute.

“Bankruptcy Court” shall have the meaning assigned to such term in the recitals of this Agreement.

“Bankruptcy Laws” shall mean the Bankruptcy Code, and all other insolvency, bankruptcy, receivership, liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, reorganization, or similar laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally

“Bid Deadline” shall have the meaning assigned to such term in Section 8.24(g).

“Bid Procedures” shall have the meaning assigned to such term in Section 8.23(f).

“Bid Procedures and Sale Motion” shall have the meaning assigned to such term in Section 8.23(f).

“Bid Procedures Order” shall have the meaning assigned to such term in Section 8.23(f).

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Borrower Materials” has the meaning assigned to such term in Section 8.01.

“Borrower Notice” has the meaning assigned to such term in the definition of “Flood Zone Documentation”.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York or Dallas, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which banks are open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, in respect of any Person, for any period, the aggregate (determined without duplication) of all expenditures and costs that are capitalized on the balance sheet of such Person in accordance with GAAP, exclusive of, with respect to each Loan Party, expenditures and costs incurred by such Loan Party to the extent that an unaffiliated third Person has provided such Loan Party with funds to pay such expenditures and costs prior to incurrence.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Carve-Out” has the meaning assigned to such term in the DIP Orders, as applicable; provided, however, that notwithstanding any other provision of the DIP Orders or the Loan Documents to the contrary, in no event shall the Carve-Out apply to amounts held in the Letter of Credit Account.

“Case Milestones” shall have the meaning assigned to such term in Section 8.23.

“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one year from the date of acquisition thereof, (b) commercial paper maturing no more than six months from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than one year from the date of creation thereof issued by any Lender or commercial banks incorporated under the laws of the United States, having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency, or (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

“Cash Management Order” has the meaning assigned to such term in Section 6.01(f).

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Loan Parties or any of their Subsidiaries.

“Change in Control” means:

(a) the Sponsors and their Affiliates, collectively, shall cease to beneficially own and control, directly or indirectly, Equity Interests in the General Partner representing a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the General Partner;

(b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than the Sponsors and their respective Affiliates of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the General Partner;

(c) the General Partner shall cease to be the sole general partner of the Borrower, with substantially the same (or more expansive) powers to manage the Borrower as are granted to the General Partner under the Organization Documents of the Borrower as of the Effective Date;

(d) the Borrower shall cease to beneficially own and control, directly or indirectly, all of the Equity Interests in each of the other Loan Parties; or

(e) within any period of twelve (12) consecutive calendar months, individuals who were neither (i) members of the board of managers, or similar governing body, of the General Partner on the first day of such period, (ii) persons who were appointed or nominated by such persons, nor (iii) persons who were appointed or nominated by a Sponsor (or an Affiliate of a Sponsor) shall constitute a majority of the members of the board of managers, or similar governing body, of the General Partner.

For the avoidance of doubt, neither proposed entry into a “stalking horse” Qualified APA, entry into (but not consummation of the transactions pursuant to) a Qualified APA in accordance with the Bid Procedures Order nor the filing or proposal of (but not consummation of the transactions pursuant to) an Acceptable Plan shall constitute a Change in Control.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Chapter 11 Cases” shall have the meaning given to such term in the recitals to this Agreement.

“Chapter 11 Plan” means a plan of reorganization or liquidation filed in any of the Chapter 11 Cases under Section 1121 of the Bankruptcy Code.

“Claim” means all claims, demands, rights, actions, causes of action, liabilities, duties, damages, losses, obligations, diminution in value, judgments, decrees, suits, liens, undertakings, rights to property or information, and controversies of any kind or nature whatsoever, whether absolute or contingent, due or to become due, accrued or unaccrued, disclosed or undisclosed, foreseen or unforeseen, apparent or not apparent, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown, and whether existing, accrued or arising on, before or after the Petition Date, including all claims arising under state, federal or foreign laws, common law, statutes, rules, regulations or agreements. Without limiting the generality of the foregoing, the term “Claim” shall include the items described in the definition of “Claim” in 11 U.S.C. § 101(5), all claims or causes of action under Chapter 5 of the Bankruptcy Code (including Sections 542, 544, 545, 546, 547, 548, 549 and 550 of the Bankruptcy Code), all claims or causes of action under Sections 105 or 362 of the Bankruptcy Code, all claims or causes of action under any other Bankruptcy Law, all claims or causes of action arising under the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act, or Uniform Voidable Transactions Act as in effect in any state, and all rights of contribution, subrogation, exoneration or indemnity.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means any and all Property of the Loan Parties or any other Person that is secured by a Lien under one or more Security Instruments.

“Commitment” means, (a) with respect to each applicable Lender, the Term Commitment and/or the DIP LC Commitment of such Lender, as the context may require, and (b) with respect to all Lenders, the aggregate Term Commitments and/or the aggregate DIP LC Commitments of all Lenders, as the context may require.

“Commitment Letter” means that certain Commitment Letter, dated March 31, 2019, by and among the Borrower, certain funds or accounts managed by Solus Alternative Asset Management LP, and certain funds or accounts managed by Sound Point Capital Management, LP, as may be amended, restated, supplement and/or otherwise modified from time to time.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. 1, et seq.), as amended from time to time, any successor statute, and any rule, regulation, or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Subsidiaries” means each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and such Lender’s unused Delayed Draw Term Commitment.

“Credit Facility” means, individually and collectively as the context may require, the DIP Term Loan facility, Letter of Credit facility and Roll-Up Loan facility established under this Agreement.

“Debt Issuance” means any issuance by a Loan Party or its Subsidiaries of Indebtedness for borrowed money to any Person that is not a Loan Party.

“Debt Issuance Proceeds” means with respect to any Debt Issuance, all cash proceeds and Cash Equivalents received by the Borrower and its Subsidiaries from such Debt Issuance (other than from any other Loan Party) after payment of, or provision for, all underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, brokerage commissions and other out-of-pocket fees and expenses actually incurred in connection with such Debt Issuance.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that has (a) failed to fund any portion of its Loans within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the DIP Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend or expect to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the DIP Agent or the Required Lenders, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans, (d) otherwise failed to pay over to the DIP Agent or any Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent, (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (iii) become the subject of a Bail-In Action; provided that a Lender shall not become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender or the exercise of control over a Lender or Person controlling such Lender by a Governmental Authority or an instrumentality thereof.

“Delayed Draw DIP Funding Date” shall mean any Business Day specified in a Notice of Borrowing delivered by the Borrower to the DIP Agent and on which the conditions set forth in Section 6.02 are satisfied or waived in accordance with the terms hereof and the Delayed Draw DIP Term Loans are made by the Lenders holding Delayed Draw Term Commitments pursuant to Section 2.01(b).

“Delayed Draw DIP Term Loan” shall mean the loan made by the Lenders to the Borrower on the Delayed Draw DIP Funding Date pursuant to Section 2.01(b)

“Delayed Draw Term Commitment” means (a) with respect to each applicable Lender, the commitment of such Lender to make a portion of the Delayed Draw DIP Term Loans to the Borrower hereunder on the Delayed Draw DIP Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I hereto as of the date hereof, as such amount may be increased, reduced or otherwise modified at any time or from time to time and recorded on the Register pursuant to the terms hereof and (b) with respect to all Lenders, the aggregate commitments of all Lenders to make such Loans. The initial amount of each Lender’s Delayed Draw Term Commitment as of the Effective Date is set forth on Annex I hereto under the heading “Delayed Draw Term Commitment”, which shall total $42,500,000 in the aggregate for all Lenders.

“DIP Agent” has the meaning assigned to such term in the preamble hereto.

“DIP LC Commitment” means (a) with respect to each applicable Lender, the commitment of such Lender to make a portion of the DIP LC Loans to the Borrower hereunder on the Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I hereto as of the date hereof, as such amount may be increased, reduced or otherwise modified at any time or from time to time and recorded on the Register pursuant to the terms hereof and (b) with respect to all Lenders, the aggregate commitments of all Lenders to make such Loans. The initial amount of each Lender’s DIP LC Commitment as of the Effective Date is set forth on Annex I hereto under the heading “DIP LC Commitment”, which shall total $55,000,000 in the aggregate for all Lenders.

“DIP LC Loans” means the loans made by the Lenders to the Borrower on the Effective Date pursuant to Section 2.01(c).

“DIP Order” means, collectively, the Interim DIP Order and, from and after its entry by the Bankruptcy Court, the Final DIP Order.

“DIP Term Loans” shall mean, collectively, the Initial DIP Term Loans, the Delayed Draw DIP Term Loans, and the DIP LC Loans.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Indebtedness or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02) and the Initial DIP Term Loans and the DIP LC Loans have been funded.

“Embargoed Person” has the meaning assigned to such term in Section 9.22.

“Environmental Laws” means any and all Governmental Requirements pertaining in any way to health, safety, the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting, or at any time has conducted, business, or where any Property of the Borrower or any Subsidiary is located, including, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements.

“Environmental Permit” means any permit, registration, license, notice, approval, consent, exemption, variance, spill or response plan, or other authorization required under or issued pursuant to applicable Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interests.

“Equity Issuance” means (a) any issuance by the Borrower of shares of its Equity Interests to any Person that is not a Loan Party (including, without limitation, in connection with the exercise of options or warrants or the conversion of any debt securities to equity) and (b) any capital contribution from any Person that is not a Loan Party into any Loan Party or any Subsidiary thereof. The term “Equity Issuance” shall not include (A) any Asset Sale or (B) any Debt Issuance.

“Equity Issuance Proceeds” means (a) with respect to any Equity Issuance, all cash proceeds and Cash Equivalents received by the Borrower and its Subsidiaries from such Equity Issuance (other than from any other Loan Party) after payment of, or provision for, all underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, brokerage commissions and other out-of-pocket fees and expenses actually incurred in connection with such Equity Issuance, and (b) with respect to existing Equity Interests, cash contributions made to the Borrower from the holders of its Equity Interests on account of common equity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

“ERISA Event” means (a) a “Reportable Event” described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to section 4202 of ERISA or (f) any other event or condition which could reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 10.01.

“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies (other than Liens imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA) that arose prior to the Petition Date and which were, as of the Petition Date, not delinquent or which were being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens arising by operation of law in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) to the extent arising by operation of law, statutory landlord’s liens, operators’, interest owners’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens, in each case, arising by operation of law in the ordinary course of business or incident to the operation and maintenance of Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) subject to the Cash Management Order, Liens arising solely by virtue of customary deposit account agreements with the creditor depositary institution or any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution or any other Person (other than the Secured Parties pursuant to the Security Instruments); (e) zoning and land use requirements, easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations affecting, and minor irregularities or deficiencies in title to, any real Property of the Borrower or any Subsidiary that do not secure Indebtedness and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (f) to the extent in accordance with the Approved Budget (subject to Permitted Variances), Liens on cash or securities pledged to secure performance of tenders, surety, appeal and supersedeas bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations, obligations in respect of workers’ compensation, unemployment insurance or other forms of government benefits or insurance and other obligations of a like nature incurred in the ordinary course of business; (g) Liens, titles and interests of lessors of Property leased by such lessors to the Borrower or any Subsidiary, restrictions and prohibitions on encumbrances and transferability with respect to such Property and the Borrower’s or such Subsidiary’s interests therein imposed by such leases, and Liens and encumbrances encumbering such lessors’ titles and interests in such Property and to which the Borrower’s or such Subsidiary’s leasehold interests may be subject or subordinate, in each case, whether or not evidenced by UCC financing statement filings or other documents of record; provided that such Liens do not secure Indebtedness of the Borrower or any Subsidiary and do not encumber Property of the Borrower or any Subsidiary other than the Property that is the subject of such leases; (h) Liens, titles and interests of licensors of software and other intangible Property licensed by such licensors to the Borrower or any Subsidiary, restrictions and prohibitions on encumbrances and transferability with respect to such Property and the Borrower’s or such Subsidiary’s interests therein imposed by such licenses, and Liens and encumbrances encumbering such licensors’ titles and interests in such Property and to which the Borrower’s or such Subsidiary’s license interests may be subject or subordinate, in each case, whether or not evidenced by UCC financing statement filings or other documents of record; provided that such Liens do not secure Indebtedness of the Borrower or any Subsidiary and do not encumber Property of the Borrower or any Subsidiary other than the Property that is the subject of such licenses; and (i) to the extent arising prior to the Petition Date, judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced. Any Lien described in clauses (a) through (d) shall remain an “Excepted Lien” only for so long as (A) the appropriate Loan Party shall cause any proceeding instituted contesting such Lien to stay the sale or forfeiture of any portion of the Collateral on account of such Lien, (B) the appropriate Loan Party shall maintain adequate reserves related to such Lien to the extent required by GAAP, and (C) such Lien shall in all respects be subject and subordinate in priority to the Liens created and evidenced by the Security Instruments, except if and to the extent that the Governmental Requirements creating, permitting or authorizing such Lien provides that such Lien is or must be superior to the Liens created and evidenced by the Security Instruments; provided that no intention to subordinate the first priority Liens granted in favor of the DIP Agent for the benefit of the Secured Parties pursuant to the Security Instruments is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

“Excluded Taxes” means, with respect to the DIP Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) Taxes (i) imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) that are Other Connection Taxes, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 5.04(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 5.03(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c), and (d) any United States federal withholding taxes imposed by FATCA.

“Executive Order” has the meaning assigned to such term in Section 7.26(a).

“Exigent Circumstance” means the existence of any of the following events or conditions, in each case as determined by DIP Agent (at the direction of Required Lenders acting reasonably and in good faith): (i) any material portion of Collateral threatens to decline speedily in value; (ii) DIP Agent (at the direction of Required Lenders acting reasonably) believes that fraud, concealment, material misrepresentation, theft or the withholding or fraudulent removal of Collateral or proceeds of a material portion of Collateral has occurred; (iii) to the extent constituting an Event of Default, a Person (other than a Secured Party in their capacity as such) repossesses or forecloses upon any material portion of Collateral, or (iv) any other event or circumstance occurs or exists that materially and imminently threatens the value or liquidation prospects of any material portion of Collateral, the enforceability or priority of the Liens securing the Secured Obligations or the collectability thereof.

“Exit Fee” has the meaning assigned to such term in Section 3.05(e).

“Extraordinary Receipts” shall mean the Net Cash Proceeds received by any Loan Party not in the ordinary course of business (and not consisting of proceeds from the sale of inventory sold in the ordinary course of business), including, without limitation, (a) proceeds under any insurance policy on account of damage or destruction of any assets or property of such Loan Party (that are not Casualty Events), (b) indemnity payments, (d) foreign, United States, state or local tax refunds, (c) pension plan reversions and (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action.

“FATCA” means sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations or official interpretations thereof.

“FCPA” means the Foreign corrupt Practices Act of 1977, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Flood Insurance” means federally backed Flood Insurance available under the National Flood Insurance Program to owners of real property improvements located in Special Flood Hazard Area in a community participating in the National Flood Insurance Program.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the DIP Agent from three Federal funds brokers of recognized standing selected by it.

“FEMA” means the Federal Emergency Management Agency, an agency of the United States Department of Homeland Security that administers the National Flood Insurance Program.

“Final DIP Order” means a Final Order of the Bankruptcy Court in substantially the form of the Interim DIP Order (with only such modifications thereto as are necessary to convert the Interim DIP Order to a Final Order and to authorize and approve the Roll-Up in the full amount set forth in the Initial Roll-Up Schedule and the Additional Roll-Up Schedule and such other modifications as are satisfactory in form and substance to the DIP Agent and the Required Lenders in their discretion), which order shall not have been vacated, reversed, modified or stayed, and as the same may be amended, supplemented or modified from time to time after entry thereof in accordance with the terms hereof but only with the written consent of the DIP Agent or the Required Lenders.

“Final Order” means an order or judgment of the Bankruptcy Court as entered on its docket that has not, in whole or in part, been reversed, vacated, modified, amended or stayed pursuant to any applicable Federal Rule of Bankruptcy Procedure or any other applicable rule of civil or appellate procedure, and as to which the time to appeal, petition for certiorari, or seek re-argument or rehearing has expired, or as to which any right to appeal, petition for certiorari or seek re-argument or rehearing has been waived in writing in a manner satisfactory to the parties in interest, or if a notice of appeal, petition for certiorari, or motion for re-argument or rehearing was timely filed, the order or judgment has been affirmed by the highest court to which the order or judgment was appealed or from which the re-argument or rehearing was sought, or a certiorari has been denied, and the time to file any further appeal or to petition for certiorari or to seek further re-argument has expired.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower or of the General Partner acting on behalf of the Borrower.

“Financial Statements” means the Borrower and its Consolidated Subsidiaries’ audited consolidated balance sheet and related statements of income or operations (and, as to balance sheets and statements of income or operations, accompanied by consolidating schedules), stockholders’ equity and cash flows as of the end of and for the fiscal year ending December 31, 2018, setting forth in each case in comparative form the figures for the previous fiscal year.

“Flood Insurance” means, for any owned real Property improved by one or more buildings located in a Special Flood Hazard Area, Federal Flood Insurance or private insurance that meets or exceeds the requirements set forth by FEMA in its Mandatory Purchase of Flood Insurance Guidelines. Flood Insurance shall be in commercially reasonable amounts at least up to the maximum policy limits set under the National Flood Insurance Program.

“Flood Insurance Laws” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

“Flood Zone Documentation” means with respect to any fee interest in any real property improved by a Building or Mobile (Manufactured ) Home located in the United States of any Loan Party, to the extent required to comply with Flood Laws: (1) a completed standard flood hazard determination form, (2) if the real property is located in a special flood hazard area, a notification to the applicable Loan Party (“Borrower Notice”) and, if applicable, notification to such Loan Party that flood insurance coverage under the National Flood Insurance Program is not available because the community does not participate in the National Flood Insurance Program, (3) documentation evidencing the applicable Loan Party’s receipt of the Borrower Notice and (4) if the Borrower Notice is required to be given and flood insurance is available in the community in which the real property is located, evidence of applicable flood insurance in such form, on such terms and in such amounts as required by the Flood Insurance Laws and as required by the Required Lenders.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

“General Partner” means Southcross Energy Partners GP, LLC, a Delaware limited liability company and the sole general partner of the Borrower.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies, such as the European Union or the European Central Bank).

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority.

“Guarantors” means, collectively, each Subsidiary of the Borrower.

“Guaranty and Collateral Agreement” means that Debtor-in-Possession Guaranty and Collateral Agreement executed by the Borrower and the Guarantors in substantially the form of Exhibit E granting and confirming security interests in certain Collateral and unconditionally guarantying on a joint and several basis, payment of the Secured Obligations, as the same may be amended, modified or supplemented from time to time.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law including: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) Hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, or consultants of the Borrower or the Subsidiaries shall be a Hedging Agreement.

“Hedging Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined by the counterparties to such Hedging Agreements.

“Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Secured Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Immaterial Real Property” means any real Property designated by the Borrower as Immaterial Real Property, if and for so long as the fair market value (as reasonably determined by the Borrower and approved by the Required Lenders) of such Immaterial Real Property, together with all other Immaterial Real Property so designated by the Borrower, does not exceed $1,000,000 at any time.

“Indebtedness” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, except (i) trade accounts payable of such Person arising in the ordinary course of business if and to the extent that such trade accounts payable are not past due by more than ninety (90) days or that are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established or are subject to an offset in favor of such Person as a result of accounts receivable owed to such Person and (ii) non-cash purchase price adjustments or non-cash earnouts and the portion of any cash purchase price adjustments or cash earnouts that is not determinable; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Indebtedness (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person, provided, however, that the amount of such Indebtedness of any Person described in this clause (f) shall, for purposes of this Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness or (ii) the fair market value of the Property encumbered; (g) all Indebtedness (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Indebtedness (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Indebtedness and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Indebtedness or Property of others; (i) obligations to pay for electricity, natural gas, other Hydrocarbons and other commodities under contracts having an initial term in excess of one (1) year even if such electricity, natural gas, other Hydrocarbons, and other commodities are not actually taken, received or utilized by such Person; (j) any Indebtedness of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; and (k) Disqualified Capital Stock.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning assigned to such term in Section 12.03(b).

“Information” has the meaning assigned to such term in Section 12.11.

“Initial Approved Budget” has the meaning assigned to such term in Section 6.01(d).

“Initial DIP Term Loan” shall mean the loan made by the Lenders on the Effective Date pursuant to Section 2.01(a).

“Initial Roll-Up Loans” has the meaning given to such term in Section 2.01(d).

“Initial Roll-Up Schedule” has the meaning assigned to such term in Section 2.01(d).

“Initial Term Commitment” means (a) with respect to each Lender, the commitment of such Lender to make a portion of the Initial DIP Term Loans to the Borrower hereunder on the Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I hereto as of the date hereof, as such amount may be increased, reduced or otherwise modified at any time or from time to time and recorded on the Register pursuant to the terms hereof and (b) with respect to all Lenders, the aggregate commitments of all Lenders to make such Loans. The initial amount of each Lender’s Initial Term Commitment as of the Effective Date is set forth on Annex I hereto under the heading “Initial Term Commitment”, which shall total $30,000,000 in the aggregate for all Lenders.

“Intellectual Property” shall have the meaning assigned to such term in Section 7.16(d).

“Interest Election Request” means a written request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04, substantially in the form of Exhibit C.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each calendar month and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, following an Event of Default and during the continuance thereof, upon demand by the Required Lenders.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as the Borrower may elect in its applicable Notice of Borrowing or Interest Election Request; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no Interest Period for any Borrowing shall extend beyond the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim DIP Order” means an interim order authorizing and approving, among other things, (a) the DIP Facilities and the extensions of credit thereunder including the incurrence by the Loan Parties of secured indebtedness in accordance with this Agreement, (b) the form of this Agreement and the other Loan Documents, (c) the granting of liens and claims in favor of the DIP Agent and Lenders, (d) the payment by the Loan Parties of the fees contemplated by this Agreement, (e) the provision of adequate protection to the Prepetition Term Lenders and the Prepetition Revolving Lenders in a manner satisfactory to the Required Lenders, (f) the other obligations of the Loan Parties under this Agreement and the other Loan Documents, and (g) such other matters as are usual and customary for orders of this kind, which order shall be in form and substance satisfactory to the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent) in all respects and shall not have been vacated, reversed, modified or stayed, and as the same may be amended, supplemented or modified from time to time after entry thereof in accordance with the terms hereof but only with the prior written consent of the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent).

“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Indebtedness of, purchase or other acquisition of any other Indebtedness or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Banks” means, individually or collectively as the context requires, each of Wells Fargo, RBC and UBS AG, in their respective capacities as issuers of Letters of Credit hereunder (but limited, in the case of Wells Fargo, to Prepetition Letters of Credit deemed issued hereunder (and all amendments, replacements and extensions thereof)), their respective successors in such capacity as provided in Section 2.07(i), and, if requested by the Borrower and consented to by the DIP Agent (acting at the direction of the Required Lenders), any other Person who accepts such appointment and executes a joinder to this Agreement, in form and substance reasonably satisfactory to the Borrower and the DIP Agent, to act as an Issuing Bank under this Agreement. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Cash Collateralization Amount” means an amount equal to 103% multiplied by the amount of all LC Obligations existing at such time.

“LC Commitment” means, with respect to each Issuing Bank, the LC Commitment of such Issuing Bank as set forth in Annex I hereto (under the heading “LC Commitments”) as of the date hereof, as such amount may be reduced or otherwise modified at any time or from time to time in accordance with the terms of this Agreement.

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

“LC Obligations” means, at any time, the aggregate maximum amount then available to be drawn under all issued and outstanding Letters of Credit, as calculated in accordance with Section 2.07(l).

“LC Participant” shall have the meaning assigned to such term in Section 2.07(d).

“LC Sublimit” means, at any time, $52,597,087.38.

“Lender Counsel” means Willkie Farr & Gallagher LLP.

“Lender Financial Advisor” means Houlihan Lokey, Inc.

“Lender Professionals” means the Lender Financial Advisor and the Lender Counsel.

“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means any standby letter of credit issued (or deemed issued) pursuant to this Agreement or any Letter of Credit Agreement, including without limitation, the Prepetition Letters of Credit deemed issued hereunder upon the Effective Date.

“Letter of Credit Account” means a blocked, non-interest bearing trust account maintained by the DIP Agent in which the proceeds of the DIP LC Loans shall be deposited and held as provided in this Agreement. Neither the Borrower nor any of the other Loan Parties shall have any property interest of any kind in the Letter of Credit Account or the funds held therein.

“Letter of Credit Account Prepayment Notice” means a written notice delivered by the Borrower and signed by a Responsible Officer thereof to the DIP Agent substantially in the form of Exhibit J hereto requesting a withdrawal of funds from the Letter of Credit Account and disbursement of such funds to the DIP Agent to be applied to prepay Loans, which notice shall set forth (i) the date of such withdrawal (which shall be a Business Day), (ii) the amount of such withdrawal and (iii) the LC Cash Collateral Amount (after giving effect to such withdrawal).

“Letter of Credit Account Withdrawal Notice” means a written notice delivered by the Borrower and signed by a Responsible Officer thereof to the DIP Agent substantially in the form of Exhibit K hereto requesting a withdrawal of funds from the Letter of Credit Account and disbursement of such funds to an account of the Borrower, which notice shall set forth (i) the date of such withdrawal (which shall be a Business Day), (ii) the amount of such withdrawal, (iii) the identity of the customers and/or suppliers whose obligations will be cash collateralized and (iv) other information requested by the DIP Agent (at the direction of the Required Lenders) that is necessary or appropriate (as determined by the Required Lenders) to determine pro forma compliance with the Loan Documents (including, without limitation, any proposed or existing arrangements under the proviso to Section 9.03(j)).

“Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit.

“Letter of Credit Deposit Amount” means, at any time, the total amount on deposit in the Letter of Credit Account at such time that is then available for disbursement by the Issuing Banks in the event of an LC Disbursement as provided in Section 2.07(e).

“Lewis Contract” means that certain Gas Transportation, Processing and Purchase Agreement dated October 1, 2012, by and among Southcross Marketing Company Ltd., Lewis Petro Properties, Inc., and BP America Production Company, as amended.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded to the nearest 1/100th of 1%) determined by the DIP Agent by reference to the ICE Benchmark Administration London Interbank Offered Rate for deposits in Dollars (as set forth on the applicable Bloomberg screen page or by or such other commercially available source providing such quotations as may be designated by the DIP Agent from time to time) at approximately 11:00 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the LIBO Rate shall be the interest rate per annum determined by the DIP Agent to be the average of the rates per annum at which the DIP Agent is offered deposits in Dollars by major banks in the London interbank market in London, England at approximately 11:00 a.m., London, England time, two Business Days prior to the first day of such Interest Period. Notwithstanding anything to the contrary contained in this definition, the LIBO Rate shall be deemed not to be less than one percent (1.0%) at any time.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loan” or “Loans” means the DIP Term Loans and the Roll-Up Loans.

“Loan Documents” means, collectively, this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

“Loan Parties” and “Loan Party” mean, collectively or individually as the context requires, the Borrower and the Guarantors.

“Material Adverse Change” means any circumstance or event that has had a Material Adverse Effect.

“Material Adverse Effect” means any event, condition or circumstance (other than as a result of (i) the commencement of the Chapter 11 Cases by the Loan Parties, the events and conditions related and/or leading up thereto and the effect of bankruptcy conditions in the industry in which the Borrower operates as of the Effective Date, each as disclosed in materials provided to the Prepetition Term Lenders prior to the Petition Date or in the “first day” motions or declarations filed in the Chapter 11 Cases, and (ii) any defaults under agreements that have no effect under the terms of the Bankruptcy Code as a result of the commencement of a proceeding under chapter 11 of the Bankruptcy Code and the Chapter 11 Cases) that, individually or in the aggregate, (a) has had or would reasonably be expected to have, a material adverse effect on the business, operations, properties, assets or condition of the Borrower and its Subsidiaries, taken as a whole or (b) has resulted in, or would reasonably be expected to result in, a material impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, the Issuing Banks, the DIP Agent or the collateral agent under any Loan Document.

“Material Contracts” means, collectively, (a) the Lewis Contract, (b) the Services Agreements, (c) the Shared Services Agreement, and (d) each other contract for which the breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness” means, to the extent incurred on or after the Petition Date, Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount equals or exceeds $4,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the Hedging Termination Value.

“Material Real Property” means any real Property which is not Immaterial Real Property.

“Maturity Date” means the date that is the earliest to occur of: (a) the Scheduled Maturity Date; (b) the effective date of any confirmed Acceptable Plan or any other Chapter 11 Plan of the Loan Parties; (c) the date on which all or substantially all of the assets of the Loan Parties are sold in a sale under a chapter 11 plan or pursuant to Section 363 of the Bankruptcy Code and (d) the acceleration of the maturity of the Loans upon the occurrence of any Event of Default.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

“Mortgage” means each mortgage, deed of trust or any other document (if any) creating and/or evidencing a Lien on real or immovable Property and other Property in favor of the DIP Agent for the benefit of the Secured Parties, which shall be in a form reasonably satisfactory to the DIP Agent, as the same may be amended, modified, supplemented or restated from time to time in accordance with the Loan Documents.

“Mortgaged Property” means any real Property owned by the Borrower or any of its Subsidiaries that is subject to a Lien pursuant to the DIP Orders and/or a Mortgage.

“National Flood Insurance Program” means the program created by the United States Congress pursuant to the Flood Insurance Laws, that mandates the purchase of flood insurance to cover real property improvements located in Special Flood Hazard Areas in participating communities and provides protection to property owners through a federal insurance program.

“Net Cash Proceeds” means, for any event requiring a repayment of Loans pursuant to Section 3.04(b), the gross cash proceeds (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from such event, net of reasonable attorneys’ fees, accountants’ fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such event (other than any Lien pursuant to a Security Instrument) and other customary fees and expenses actually incurred in connection therewith, and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), in each case, to the extent included in the Approved Budget (subject to Permitted Variances).

“Net Sale Proceeds” means for any sale or other disposition of Property pursuant to an Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such Asset Sale, net of (a) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, reasonable legal, advisory and other fees and expenses (including title and recording expenses), associated therewith and sales, VAT and transfer taxes arising therefrom), (b) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness (other than the Secured Obligations) which is permitted hereunder and which is secured by the respective Property which was sold or otherwise disposed of, (c) the estimated net marginal increase in income taxes which will be payable by the Borrower or any Subsidiary with respect to the fiscal year of the Borrower in which the Asset Sale occurs as a result of such Asset Sale, and (d) the amount of all reserves required to be maintained by the Borrower or any Subsidiary in accordance with GAAP for any potential indemnity obligations that may be required to be made by the Borrower or any Subsidiary of as a result of such Asset Sale; provided, however, that (i) such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (to the extent the Borrower delivers to the DIP Agent a certificate signed by a Responsible Officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than thirteen (13) months following the date of the respective Asset Sale), the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments payable by the Borrower or any Subsidiary shall constitute Net Sale Proceeds on such date received by the Borrower and/or any Subsidiary from such Asset Sale, and (ii) at such time as the Borrower and the Subsidiaries are no longer required to maintain any indemnity reserves in accordance with GAAP as a result of any Asset Sale, the amount (if any) by which such reserved amount in respect of such Asset Sale exceeds the actual amount of indemnity payments made by the Borrower or any Subsidiary for which such reserves were required to be maintained in respect of such Asset Sale shall constitute Net Sale Proceeds at such time, in each case, to the extent included in the Approved Budget (subject to Permitted Variances).

“Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Notice of Borrowing” means a written request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B, or such other form as shall be approved by the DIP Agent.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non US jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Lender or Issuing Bank, Taxes imposed as a result of a present or former connection between such Lender or Issuing Bank and the jurisdiction imposing such Tax (other than connections arising from such Lender or Issuing Bank having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04).

“Participant” has the meaning assigned to such term in Section 12.04(d)(i).

“Participant Register” has the meaning assigned to such term in Section 12.04(d)(ii).

“Partnership Agreement” means that certain Third Amended and Restated Limited Partnership Agreement of the Borrower dated as of August 4, 2014, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Payment in Full” means the Secured Obligations hereunder have been indefeasibly paid in full in cash and the Commitments have been reduced to zero (0) (other than (i) contingent indemnification obligations for which no Claim has been asserted and (ii) any Letters of Credit outstanding that (A) have been cash collateralized pursuant to Section 2.07(j) or (B) have had other arrangements made with respect to them that are reasonably satisfactory to the applicable Issuing Bank).

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Variances” has the meaning assigned to such term in Section 9.01.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Petition Date” has the meaning assigned to such term in the recitals to this Agreement.

“Plan” means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six (6) calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

“Platform” has the meaning assigned to such term in Section 8.01.

“Prepetition Agent” means, individually or collectively as the context may require, the Prepetition Revolving Agent and the Prepetition Term Agent.

“Prepetition Collateral” means the “Collateral” under (and as such term is defined in) the Prepetition Loan Agreements.

“Prepetition Facility” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition LC Issuers” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Lenders” means, individually or collectively as the context may require, the Prepetition Revolving Lenders and the Prepetition Term Lenders.

“Prepetition Letters of Credit” means, collectively, letters of credit issued by the Prepetition LC Issuers under the Prepetition Revolving Loan Facility, which, as of the Effective Date, were issued and undrawn, and which are listed on Annex II hereto.

“Prepetition Loan Facility” means, individually or collectively as the context may require, the Prepetition Revolving Facility and the Prepetition Term Facility.

“Prepetition Obligations” means, collectively, (i) the “Secured Obligations” as such term is defined in the Prepetition Revolving Loan Agreement and (ii) the “Secured Obligations” as such term is defined in the Prepetition Term Loan Agreement.

“Prepetition Revolving Agent” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Revolving Lenders” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Revolving Loan Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Revolving Loan Facility” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Revolving Loans” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Secured Parties” means the “Secured Parties” as such term is defined in the Prepetition Credit Agreements.

“Prepetition Term Agent” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Term Lenders” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Term Loan Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Term Loan Facility” has the meaning assigned to such term in the recitals to this Agreement.

“Prepetition Term Loans” has the meaning assigned to such term in the recitals to this Agreement.

“Prime Rate” means, for any day, the prime lending rate published in The Wall Street Journal for such day; provided that if The Wall Street Journal ceases to publish for any reason such rate of interest, “Prime Rate” shall mean the prime lending rate as set forth on the Bloomberg page PRIMBB Index (or successor page) for such day (or such other service as determined by the DIP Agent from time to time for purposes of providing quotations of prime lending interest rates); each change in the Prime Rate shall be effective on the date such change is effective. The prime rate is not necessarily the lowest rate charged by any financial institution to its customers.

“Professional Fees” has the meaning assigned to such term in the DIP Orders.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible (including, without limitation, cash, securities, accounts, contract rights and, with respect to any Person, Equity Interests or other ownership interests of any other Person), whether now in existence or owned or hereafter acquired.

“Proposed Budget” has the meaning assigned to such term in Section 8.01(q).

“Public Lender” has the meaning assigned to such term in Section 8.01.

“Purchase Money Indebtedness” means Indebtedness, the proceeds of which are used to finance the acquisition, construction, installation, transport and/or improvement of inventory, equipment or other Property in the ordinary course of business.

“Qualified APA” means an asset purchase agreement, stock purchase agreement or any similar agreements or documents in respect of a Qualified Sale Transaction.

“Qualified Sale Transaction” means a Section 363 Sale which provides for Payment in Full concurrently with the consummation of such sale and is in form and substance reasonably satisfactory to the Required Lenders.

“RBC” means Royal Bank of Canada – New York Branch.

“Recovery Event” means the receipt by the Borrower or any Subsidiary of any cash insurance proceeds or condemnation awards payable by reason of a Casualty Event.

“Redemption” means with respect to any Indebtedness, the repurchase, redemption, prepayment, repayment, or defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Indebtedness. “Redeem” has the correlative meaning thereto.

“Register” has the meaning assigned to such term in Section 12.04(c).

“Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the respective partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

“Remedial Work” has the meaning assigned to such term in Section 8.11(a).

“Required Lenders” means, at any time one or more Lenders having greater than fifty percent (50%) of the aggregate Credit Exposure; provided that the total Credit Exposure of the Defaulting Lenders (if any) shall be excluded from the determination of Required Lenders.

“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower or of the General Partner acting on behalf of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of its Subsidiaries.

“Roll-Up” has the meaning given to such term in Section 2.01(d).

“Roll-Up Loans” has the meaning given to such term in Section 2.01(d).

“Sanctions” has the meaning assigned to such term in Section 7.26(d).

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

“Scheduled Maturity Date” means October 1, 2019; provided that the Borrower shall have the right to extend the Scheduled Maturity Date for a period of ninety (90) days subject to satisfaction of the following conditions precedent: (i) the Borrower shall have provided the DIP Agent with not less than five (5) Business Days’ prior written notice of its request for such extension; (ii) the Required Lenders shall have consented to such extension; and (iii) the Borrower shall have paid to the DIP Agent for the benefit of each Lender that consents to the extension within four (4) Business Days of the Borrower’s request, an extension premium in an amount equal to 1.00% of such Lender’s Loans then outstanding, which fee shall be payable on the date of such extension and shall be paid in cash unless the Required Lenders in their sole discretion elect that such premium be paid-in-kind.

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

“Section 363 Sale” means a sale of all or substantially all of the assets and business of the Loan Parties conducted pursuant to Section 363 of the Bankruptcy Code (it being understood, for the avoidance of doubt, that the Loan Parties may sell Properties listed on Schedule 9.11 pursuant to Section 9.11(j) and the Net Sale Proceeds thereof shall be applied in accordance with Section 3.04(b)(ii)).

“Secured Obligations” means any and all obligations of and amounts owing or to be owing by the Borrower, any Subsidiary or any other Loan Party (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the DIP Agent, any Issuing Bank, any trustee or any Lender under any Loan Document; (b) [reserved]; (c) to any Bank Products Provider in respect of any Bank Products; and (d) all renewals, extensions and/or rearrangements of any of the above. For the avoidance of doubt, the “Secured Obligations” shall include all Loans, Initial DIP Term Loans, Delayed Draw DIP Term Loans, Roll-Up Loans, and all fees hereunder or under any other Loan Document.

“Secured Parties” means, collectively, the DIP Agent, each Issuing Bank, each Lender, and each Bank Products Provider.

“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit H.

“Security Instruments” means the DIP Orders, the Guaranty and Collateral Agreement, the Mortgages, the other agreements, instruments or certificates described or referred to in Schedule 1.02(a), and any and all other agreements, instruments, consents, or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Bank Products agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Secured Obligations pursuant to this Agreement) in connection with, or as security for the payment or performance of the Secured Obligations, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“Services Agreements” means, collectively, (a) that certain Transportation Services Agreement dated as of May 7, 2015 and effective as of May 1, 2015, between Southcross NGL Pipeline Ltd. and Frio LaSalle Pipeline, LP, (b) that certain Gas Gathering and Treating Agreement dated and effective as of May 1, 2015, between FL Rich Gas Services, LP and Frio LaSalle Pipeline, LP, and (c) that certain Master Compression Services Agreement dated as of May 7, 2015 and effective as of May 1, 2015, between FL Rich Gas Services, LP and Frio LaSalle Pipeline, L.P.

“Shared Services Agreement” means that certain Shared Services Agreement, dated March 31, 2019, among the Borrower, Southcross Energy GP LLC, Southcross Holdings and Southcross Holdings GP, LLC.

“Southcross Holdings” means Southcross Holdings LP, a Delaware limited partnership.

“Sponsors” means one or more funds, accounts, or other entities managed or advised by either Tailwater Capital LLC or EIG Management Company, LLC.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the DIP Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Structuring Fee” has the meaning assigned to such term in Section 3.05(a).

“Subsidiary” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by (i) another Person, (ii) one or more of such other Person’s Subsidiaries, or (iii) collectively, such other Person and one or more of such other Person’s Subsidiaries, and (b) any partnership of which such other Person or any of such other Person’s Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” means a Subsidiary of the Borrower.

“Superpriority Claim” shall mean a claim against any Loan Party in any of the Chapter 11 Cases that is a superpriority administrative expense claim having priority over any or all administrative expenses and other post-petition claims of the kind specified in, or otherwise arising or ordered under, any section of the Bankruptcy Code (including, without limitation, Sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 546(c), 726 (to the extent permitted by law), 1113 and/or 1114 thereof), whether or not such claim or expenses may become secured by a judgment lien or other non-consensual lien, levy or attachment, other than the Carve-Out.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means (a) with respect to each Lender, the Initial Term Commitment or Delayed Term Commitment of such Lender, as the context may require, in each case, as set forth in Annex I hereto as of the date hereof, as such amount may be reduced or otherwise modified at any time or from time to time in accordance with the terms of this Agreement and (b) the aggregate Term Commitments of all Lenders. The aggregate Term Commitments of all Lenders as of the Effective Date shall total $72,500,000.

“Testing Period” means (a) for each Variance Testing Date that is prior to the date that is four weeks after the Petition Date, the period from the Petition Date through the immediately preceding calendar week (ending on a Friday) and (b) for each Variance Test Date that is on or after the date that is four weeks after the Petition Date, the rolling four-week period most recently ended on the last Friday prior to the delivery thereof.

“Transactions” means (a) with respect to the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof (including, without limitation, the Roll-Up), the issuance or deemed issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Collateral pursuant to the Security Instruments, and (b) with respect to each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Secured Obligations and the other obligations under the Guaranty and Collateral Agreement by such Guarantor and such Guarantor’s grant of the security interests and provision of Collateral under the Security Instruments, and the grant of Liens by such Guarantor on Collateral pursuant to the Security Instruments.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate.

“UBS AG” means UBS AG, Stamford Branch.

“USA Patriot Act” has the meaning assigned to such term in Section 12.16.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 5.03(f).

“Variance Report” has the meaning assigned to such term in Section 8.01(q)(ii).

“Variance Testing Date” has the meaning assigned to such term in Section 8.01(q)(ii).

“Wells Fargo” means Wells Fargo Bank, N.A.

“Wholly-Owned Subsidiary” means any Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower and/or one or more of the Wholly-Owned Subsidiaries.

“Wind-Down Budget” has the meaning assigned to such term in Section 8.23(c).

“Withdrawal” shall mean a disbursement of funds from the Letter of Credit Account in accordance with Section 2.07(e).

“Withdrawal Request” shall mean a written request by an Issuing Bank for a Withdrawal, substantially in the form of Exhibit I.

“Withholding Agent” means any Loan Party or the DIP Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”), and Borrowings may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law or regulation shall be construed, unless otherwise specified, as referring to such law or regulation as amended, modified, supplemented, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 1.05 Accounting Terms and Determinations; GAAP. (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the DIP Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which the Borrower’s independent certified public accountants concur and which are disclosed to the DIP Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that unless the Borrower and the Required Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above of the definition of “Capital Lease,” all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance of the Financial Accounting Standards Board on February 25, 2016 or an Accounting Standards Update (“ASU”) shall continue to be accounted for as operating leases for purposes of this agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized Lease Obligations in the Company’s financial statements.

Section 1.06 Time Periods. Unless otherwise specified, in the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the immediately preceding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

ARTICLE II

THE CREDITS

Section 2.01 Commitments.

(a) Initial DIP Term Loan. Subject to the terms and conditions of this Agreement, each Lender having an Initial Term Commitment severally agrees to make its portion of the Initial DIP Term Loan to the Borrower on the Effective Date in a principal amount equal to such Lender’s Initial Term Commitment as of the Effective Date. Notwithstanding anything to the contrary contained herein (and without affecting any other provisions hereof), the funded portion of the Initial DIP Term Loan to be made on the Effective Date (i.e., the amount advanced to Borrower on the Effective Date) shall be equal to 98.5% of the principal amount of the Initial DIP Term Loan (it being agreed that the full principal amount of the Initial DIP Term Loan shall be the “initial” principal amount of such Loan and deemed outstanding on the Effective Date and the Borrower shall be obligated to repay 100% of the principal amount of each such Loan as provided hereunder). Once the Initial Term Loan has been borrowed, in any amount, the Initial Term Commitment shall be reduced to $0.

(b) Delayed Draw DIP Term Loan. Subject to the terms and conditions of this Agreement, each Lender having a Delayed Draw Term Commitment severally agrees to make its portion of the Delayed Draw DIP Term Loan to the Borrower on the Delayed Draw DIP Funding Date in a principal amount equal to such Lender’s Delayed Draw Term Commitment as of such date; provided that, the aggregate amount of DIP Term Loans shall not exceed the amount the Borrower is authorized to borrow pursuant to the terms of the Final DIP Order. Notwithstanding anything to the contrary contained herein (and without affecting any other provisions hereof), the funded portion of the DIP Term Loan to be made on such Delayed Draw DIP Funding Date (i.e., the amount advanced to Borrower on such dates) shall be equal to 98.5% of the principal amount of the Delayed Draw DIP Term Loan (it being agreed that the full principal amount of the Delayed Draw DIP Term Loan shall be the “initial” principal amount of such Loan and deemed outstanding on such date and the Borrower shall be obligated to repay 100% of the principal amount of each such Loan as provided hereunder). The Delayed Draw Term Commitment shall be reduced to $0 upon the earlier of (a) the date the Delayed Draw Term Loan has been borrowed, in any amount, and (b) the date that is thirty (30) days after the date the Final DIP Order is entered.

(c) DIP LC Loan. Subject to the terms and conditions of this Agreement, each Lender having a DIP LC Commitment severally agrees to make its portion of the DIP LC Loan to the Borrower on the Effective Date in a principal amount equal to such Lender’s DIP LC Commitment as of the Effective Date. Notwithstanding anything to the contrary contained herein (and without affecting any other provisions hereof), the funded portion of the DIP LC Loan to be made on the Effective Date (i.e., the amount advanced to Borrower on the Effective Date) shall be equal to 98.5% of the principal amount of the DIP LC Loan (it being agreed that the full principal amount of the DIP LC Loan shall be the “initial” principal amount of such Loan and deemed outstanding on the Effective Date and the Borrower shall be obligated to repay 100% of the principal amount of each such Loan as provided hereunder). The Borrower hereby directs the applicable Lenders and the DIP Agent to cause the proceeds of the DIP LC Loan (net of the original issue discount set forth above) to be deposited in the Letter of Credit Account on the Effective Date. Once the DIP LC Loan has been borrowed, in any amount, the DIP LC Commitment shall be reduced to $0.

(d) Roll-Up Loans. Subject to the terms and conditions set forth herein, (i) upon entry of the Final DIP Order, Prepetition Term Loans held by Prepetition Term Lenders, as set forth on the Initial Roll-Up Schedule (as defined below), which are also Lenders or Affiliates of Lenders hereunder, shall be automatically substituted and exchanged for (and prepaid by) loans hereunder (the “Initial Roll-Up Loans”), on a pro rata basis (based on the Initial DIP Term Loans and DIP LC Loans that such Prepetition Term Lender or its Affiliate funded to the Borrower pursuant to Section 2.01(a) or (c)), in a principal amount equal to $1.00 of Prepetition Term Loans of such Lender or such Affiliate of such Lender for each $1.00 of Initial DIP Term Loans and DIP LC Loan funded hereunder on the Effective Date by such Lender and (ii) on the Delayed Draw DIP Funding Date, Prepetition Term Loans held by Prepetition Term Lenders, as set forth on the Additional Roll-Up Schedule (as defined below), which are also Lenders or Affiliates of Lenders hereunder, shall be automatically substituted and exchanged for (and prepaid by) loans hereunder (together with the Initial Roll-Up Loans, the “Roll-Up Loans”), on a pro rata basis (based on the Delayed Draw DIP Term Loans that such Prepetition Term Lender or its Affiliate funded to the Borrower pursuant to Section 2.01(b)) in a principal amount equal to $1.00 of Prepetition Term Loans of such Lender or Affiliate of such Lender for each $1.00 of Delayed Draw DIP Term Loans funded hereunder by such Lender on the Delayed Draw DIP Funding Date (and such Roll-Up Loans shall be deemed funded on the date the Final DIP Order is entered or the Delayed Draw DIP Funding Date, as applicable, and shall constitute and shall be deemed to be Loans hereunder) (the foregoing substitution and exchange of Prepetition Term Loans into Roll-Up Loans shall be defined herein, generally, as the “Roll-Up”). The parties hereto hereby agree that (i) set forth on the Initial Roll-Up Schedule will be (x) the name of each Lender or Affiliate of a Lender whose Prepetition Term Loans will be exchanged for (and prepaid by) Initial Roll-Up Loans on the date of entry of the Final DIP Order, and the amount of Initial Roll-Up Loans to be received by each Lender or Affiliate of a Lender upon entry of the Final Order and (ii) set forth on the Additional Roll-Up Schedule will be the name of each Lender or Affiliate of a Lender whose Prepetition Term Loans will be exchanged for (and prepaid by) Roll-Up Loans hereunder on the Delayed Draw DIP Funding Date, and the amount of Roll-Up Loans to be received by each Lender or Affiliate of a Lender on the Delayed Draw DIP Funding Date. No later than three (3) Business Days prior to the scheduled hearing date to consider approval of the Final DIP Order (in the case of the Initial Roll-Up Schedule) and no later than three (3) Business Days prior to Delayed Draw DIP Funding Date (in the case of the Additional Roll-Up Schedule), the Lender Financial Advisor shall deliver to the DIP Agent a schedule setting forth the name of each Lender whose Prepetition Term Loans will be exchanged for (and prepaid by) Roll-Up Loans hereunder upon entry of the Final DIP Order (the “Initial Roll-Up Schedule”) or on the Delayed Draw DIP Funding Date (the “Additional Roll-Up Schedule”), as applicable, and the amount of Roll-Up Loans to be received by such Lender upon entry of the Final DIP Order or on the Delayed Draw DIP Funding Date, as applicable (and the parties hereto hereby agree that the DIP Agent and the Prepetition Term Agent may each conclusively rely on each of the Initial Roll-Up Schedule and the Additional Roll-Up Schedule in adjusting the Register and the Register (as defined in the Prepetition Term Loan Agreement) to reflect the cancellation of Prepetition Term Loans and the Roll-Up Loans to be received by the Lenders upon entry of the Final DIP Order or on the Delayed Draw DIP Funding Date, as applicable, as a result of the Roll-Up). Furthermore, the parties agree that each Affiliate of a Lender that will receive Roll-Up Loans hereunder and that is not already a Lender hereunder at the time thereof must become a Lender hereunder, by executing a joinder to this Agreement in form and substance reasonably satisfactory to the DIP Agent, on or prior to the entry of the Final

DIP Order or the Delayed Draw DIP Funding Date, as applicable, in order to receive its portion of the Roll-Up.

(e) For the avoidance of doubt, solely with respect to the applicable calculations in determining the Lenders constituting “Required Lenders” hereunder, Initial DIP Term Loans, Delayed Draw DIP Term Loans, the DIP LC Loans, and the Roll-Up Loans shall constitute a single class of Loans.

Section 2.02 Loans and Borrowings.

(a) Borrowings; Several Obligations. The DIP Term Loans shall be made by the Lenders ratably in accordance with their respective applicable Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Types of Loans. Subject to Section 3.03, each Borrowing of Initial DIP Term Loans or Delayed Draw DIP Term Loans shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. The Roll-Up Loans and the DIP LC Loans shall be deemed Borrowings entirely of ABR Loans.

(c) Minimum Amounts; Limitation on Number of Borrowings. Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of four (4) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(d) Notes. The Loans made by each Lender, if requested by such Lender, shall be evidenced by one or more promissory notes of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of such Assignment and Assumption, payable to such Lender in a principal amount equal to its Commitments (or Loans, if applicable), and otherwise duly completed. In the event that any Lender’s Commitment or Loans increases or decreases for any reason (whether pursuant to Section 12.04(b) or otherwise), if requested by such Lender, the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Commitment or Loans, as applicable, after giving effect to such increase or decrease, and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its applicable Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

Section 2.03 Procedure for Advance of Loans. To request a Borrowing of DIP Term Loans, the Borrower shall give the DIP Agent an irrevocable Notice of Borrowing (provided that any Notice of Borrowing may be conditioned upon the entry of the Interim DIP Order or the Final DIP Order) prior to (a) in the case of a Eurodollar Borrowing 11:00 a.m., New York City time, three (3) Business Days before (or one (1) Business Day before in the case of a Eurodollar Borrowing on the Effective Date) the proposed Borrowing (or such shorter period approved by DIP Agent prior to the date of such Borrowing) or (b) in the case of an ABR Borrowing, not later than 11:00a.m, New York City Time, one (1) Business Day before the date of the proposed Borrowing, requesting that the Lenders make the applicable DIP Term Loans on such date. The Borrowing of DIP LC Loans shall be of ABR Loans. In the case of Initial DIP Term Loans and Delayed Draw DIP Term Loans, if no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Section 2.04 Interest Elections.

(a) Conversion and Continuance. The Borrower may elect to convert a Borrowing of Initial DIP Term Loans or Delayed Draw DIP Term Loans to a different Type or to continue a Eurodollar Borrowing of Initial DIP Term Loans or Delayed Draw DIP Term Loans as the same Type and, in the case of a Eurodollar Borrowing of Initial DIP Term Loans or Delayed Draw DIP Term Loans, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding anything to the contrary, the Borrower shall not be entitled to request any conversion or continuation that, if made, would result in more than four (4) Eurodollar Borrowings outstanding hereunder at any one time.

(b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall deliver to the DIP Agent an Interest Election Request by the time that a Notice of Borrowing would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable.

(c) Information in Interest Election Requests. Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Sections 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration.

(d) Notice to Lenders by the DIP Agent. Promptly following receipt of an Interest Election Request, the DIP Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

(f) Notwithstanding anything to the contrary herein, Roll-Up Loans and DIP LC Loans shall only be borrowed as ABR Loans, and may not be converted to Eurodollar Loans.

Section 2.05 Funding of Borrowings.

(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the DIP Agent most recently designated by it for such purpose by notice to the Lenders. The Borrower hereby irrevocably authorizes the DIP Agent to disburse the proceeds of the DIP Term Loan in immediately available funds by wire transfer to such Person or Persons as may be designated by the Borrower in writing (or in the case of proceeds of the DIP LC Loans, to the Letter of Credit Account). Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

(b) Funding by the Lenders; Presumption by the DIP Agent. Unless the DIP Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the DIP Agent such Lender’s share of such Borrowing, the DIP Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the DIP Agent, then the applicable Lender and the Borrower severally agree to pay to the DIP Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the DIP Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the DIP Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to ABR Loans. If the Borrower and such Lender shall pay such interest to the DIP Agent for the same or an overlapping period, the DIP Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the DIP Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the DIP Agent.

Section 2.06 [Reserved].

Section 2.07 Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of dollar denominated Letters of Credit for its own account or for the account of any of its Subsidiaries, in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period; provided that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder, if, after giving effect to such issuance, amendment, renewal or extension, (i) the LC Cash Collateralization Amount would exceed the Letter of Credit Deposit Amount, (ii) the LC Exposure would exceed the LC Sublimit, or (iii) the aggregate LC Exposure for any Issuing Bank would exceed its applicable LC Commitment. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. The Prepetition Letters of Credit shall be deemed to have been cancelled and re-issued hereunder as of the Effective Date. To request the issuance of any other Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall fax (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the DIP Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

(i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit to be amended, renewed or extended;

(ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

(iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.07(c));

(iv) specifying the amount of such Letter of Credit;

(v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit;

(vi) specifying the current total LC Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total LC Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit); and

(vii) specifying the current Letter of Credit Deposit Amount and calculating the pro forma LC Cash Collateralization Amount (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

Each notice shall constitute a representation and warranty with respect to the information set forth therein and that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (x) the LC Cash Collateralization Amount shall not exceed the Letter of Credit Deposit Amount, (y) the LC Exposure shall not exceed the LC Sublimit, and (z) each condition precedent set forth in Section 6.02 has been satisfied with respect to such Letter of Credit.

If requested by the applicable Issuing Bank in connection with any request for a Letter of Credit (other than the Prepetition Letters of Credit deemed to be issued hereunder on the Effective Date), the Borrower also shall submit an appropriately completed letter of credit application on such Issuing Bank’s standard form as in effect from time to time, which application may require the inclusion of draft language for such Letter of Credit that is reasonably acceptable to such Issuing Bank and may be required to be signed by a Responsible Officer of the Borrower.

No Issuing Bank will be required to: (A) issue any Letter of Credit if (1) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it, (2) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally, (3) except as otherwise agreed by such Issuing Bank, such Letter of Credit is in an initial stated amount less than $10,000, (4) such Letter of Credit is to be denominated in a currency other than Dollars, or (5) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (B) amend or extend any Letter of Credit if such Issuing Bank would not be required at such time to issue the Letter of Credit in its amended form under the terms hereof or if the beneficiary of such Letter of Credit does not accept the proposed amendment thereto.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is ten (10) Business Days prior to the Maturity Date. Each Letter of Credit with a one (1) year term may provide for the renewal thereof for additional one (1) year periods; provided that no such period shall extend beyond the date described in clause (ii) above. Notwithstanding the foregoing, Letters of Credit may be issued with an expiration date that extends past the date set forth in clause (ii) above so long as such Letter of Credit is cash collateralized pursuant to Section 2.07(j).

(d) LC Participations. Any Issuing Bank may at any time, without the consent of, or notice to the Borrower, the DIP Agent or any other Issuing Bank, sell participations in Letters of Credit (up to the aggregate amount available to be drawn under such Letter of Credit) or LC Disbursements that have not been reimbursed by the Borrower as provided in Section 2.07(e) to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, an “LC Participant”); provided that (A) such Issuing Bank’s obligations under this Agreement shall remain unchanged, (B) such Issuing Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the DIP Agent, the Lenders and any other Issuing Banks shall continue to deal solely and directly with such Issuing Bank in connection with such Issuing Banks’s rights and obligations under this Agreement. Notwithstanding the foregoing, any agreement or instrument pursuant to which an Issuing Bank sells such a participation may provide such LC Participant with the right to subrogate to the Issuing Bank’s rights hereunder or the right to direct the Issuing Bank with respect to its rights (x) to enforce this Agreement, (y) to approve any amendment, modification or waiver of any provision of this Agreement with respect to the Issuing Bank’s participated interests in a Letter of Credit or LC Disbursement, or (z) to deliver any notices or exercise any other rights of the Issuing Bank hereunder.

(e) Reimbursement. (i) If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the DIP Agent for the account of such Issuing Bank an amount equal to such LC Disbursement not later than 11:00 a.m., New York time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., New York time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 11:00 a.m., New York time, on (x) the Business Day that the Borrower receives such notice, if such notice is received prior to 9:00 a.m., New York time, on the day of receipt, or (y) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower’s obligation to reimburse such Issuing Bank with respect to such LC Disbursement shall first be satisfied by funds disbursed to such Issuing Bank from the Letter of Credit Account and applied to such reimbursement obligations in accordance with clauses (ii) through (iv) of this Section 2.07(e) (and the Borrower hereby irrevocably authorizes and instructs such Issuing Bank to request such withdrawals and applications without notice of any kind or further order or action by the Bankruptcy Court) Promptly following receipt by the DIP Agent of any payment from the Borrower pursuant to this Section 2.07(e), the DIP Agent shall distribute such payment to the applicable Issuing Bank.

(ii) If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, such Issuing Bank may request that the DIP Agent disburse funds from the Letter of Credit Account to such Issuing Bank to reimburse such Issuing Bank for such LC Disbursement, by delivering to the DIP Agent a Withdrawal Request specifying (A) the amount of the disbursement to be made to such Issuing Bank, (B) the Letter of Credit to which such disbursement relates and (C) the wiring information of the bank account of such Issuing Bank to which such funds are to be sent. Promptly following its receipt of a Withdrawal Request, the DIP Agent shall disburse funds from the Letter of Credit Account in an aggregate amount equal to the amount specified in such Withdrawal Request to the account of the Issuing Bank specified in such Withdrawal Request. All proceeds of the DIP LC Loans shall be held in the Letter of Credit Account at all times until such proceeds are disbursed or otherwise applied in accordance with this Agreement.

(iii) With respect to any disbursement, withdrawal, transfer, or application of funds from the Letter of Credit Account hereunder, the DIP Agent shall be entitled to conclusively rely upon, and shall be fully protected in relying upon, any Withdrawal Request submitted by an Issuing Bank as evidence that (A) an LC Disbursement has been made by such Issuing Bank in the amount specified in such Withdrawal Request and (B) such Issuing Bank is entitled to receipt funds from the Letter of Credit Account in the amount specified in such Withdrawal Request. Notwithstanding anything herein to the contrary, the DIP Agent shall have no obligation to disburse any amount from the Letter of Credit Account in excess of the amounts then held in the Letter of Credit Account. The DIP Agent shall have no duty to inquire or investigate whether any Issuing Bank is entitled to receive the funds requested in the applicable Withdrawal Request, and shall not be deemed to have any knowledge as to whether or not any such Withdrawal Request is permitted to be given.

(iv) For the avoidance of doubt, all DIP LC Loans shall be Loans for all purposes hereunder and, notwithstanding that the proceeds of such DIP LC Loans are held in the Letter of Credit Account, shall bear interest in accordance with this Agreement and shall be subject to all other terms and provisions of this Agreement and the other Loan Documents to the same extent as all other Loans. The Borrower shall pay to the DIP Agent upon demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance of the Letter of Credit Account

(f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.07(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.07(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the DIP Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, each Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Borrower by telephone (confirmed by facsimile (with a copy to the Agent)) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed such Issuing Bank for such LC Disbursement (either with its own funds or funds withdrawn from the Letter of Credit Account), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.07(h) shall be for the account of the applicable Issuing Bank.

(i) Replacement of any Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Borrower, the DIP Agent (acting at the direction of the Required Lenders), the replaced Issuing Bank and the successor Issuing Bank. The DIP Agent shall notify the Lenders of any such replacement of any Issuing Bank. At the time any such replacement becomes effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.05(a). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous or existing Issuing Bank, or to such successor and all previous and existing Issuing Banks, as the context shall require. After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization.

(i) Establishment of Letter of Credit Account. The DIP Agent shall establish the Letter of Credit Account.

(ii) Deposits in Letter of Credit Account. The Letter of Credit Account shall be funded by the Borrower on the Effective Date from the proceeds of the DIP LC Loans advanced pursuant to Section 2.01(c).

(iii) Withdrawals from and Closing of Letter of Credit Account. Amounts on deposit in the Letter of Credit Account shall be withdrawn and distributed as follows:

(A) in accordance with Section 2.07(e) above;

(B) in accordance with Section 2.07(m) below;

(C) [reserved];

(D) upon the Maturity Date, unless otherwise specified by an order rendered by the Bankruptcy Court: (1) if the DIP Agent has received written notice from each Issuing Bank that all Letters of Credit issued by such Issuing Bank have expired or been cancelled (or that a “backstop” letter of credit or other cash collateralization thereof at 103% pursuant to arrangements reasonably satisfactory to such Issuing Bank has been provided to such Issuing Bank) (such written notice, an “LC Termination Notice”), the DIP Agent shall, unless otherwise directed by the Required

Lenders, withdraw from the Letter of Credit Account the aggregate amount then on deposit therein and apply such amounts to repayment of the Secured Obligations as set forth in Section 10.02(c) or (2) if the DIP Agent has not received such LC Termination Notice, the DIP Agent shall withdraw from the Letter of Credit Account the aggregate amount then on deposit therein that is equal to 103% of the face amount of Letters of Credit then outstanding and disburse such amounts in accordance with a written direction from the Issuing Banks (or, in the absence of such written direction, the DIP Agent may request that the Bankruptcy Court make such determination).

Except as otherwise provided in clause (iii) above amounts in the Letter of Credit Account may not be withdrawn by the Borrower or used for any purpose other than the reimbursement of the Issuing Banks or repayment of the Secured Obligations hereunder.

(iv) The Borrower hereby grants to the DIP Agent, for the benefit of the Issuing Banks and the other Secured Parties, an exclusive superpriority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor.

(v) The Borrower’s obligation to deposit amounts pursuant to this Section 2.07(j) shall be absolute and unconditional, without regard to whether any beneficiary of any Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now or hereafter have against any such beneficiary, any Issuing Bank, the DIP Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower’s and the Guarantors’ obligations under this Agreement and the other Loan Documents. Subject to Sections 2.07(m), the DIP Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposits shall not bear interest.

(k) Applicability of ISP. Unless otherwise expressly agreed by any Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no Issuing Bank shall be responsible to the Borrower for, and such Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the law or any order of a jurisdiction where such Issuing Bank or the beneficiary is located, the practice stated

in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade –International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

(l) Calculation of Maximum Stated Amount. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

(m) Withdrawals of funds from the Letter of Credit Account by the Borrower.

(i) By delivery of a Letter of Credit Account Withdrawal Notice to the DIP Agent at least four (4) Business Days prior to the date of a requested withdrawal from the Letter of Credit Account, the Borrower may request that the amount set forth in such Letter of Credit Account Withdrawal Notice (which amount the Borrower agrees will not exceed in the aggregate, together with all other withdrawals made pursuant to Letter of Credit Account Withdrawal Notices, the Alternate Cash Collateral Amount) be withdrawn from the Letter of Credit Account and sent to the account of the Borrower specified in such Letter of Credit Account Withdrawal Notice; provided that the Borrower agrees that in no event shall the LC Cash Collateralization Amount exceed the Letter of Credit Deposit Amount after giving effect to such withdrawal. The Borrower agrees that the proceeds of any such withdrawal from the Letter of Credit Account shall be used by the Borrower and the other Loan Parties solely to cash collateralize the obligations of the vendors and suppliers of the Loan Parties in accordance with Section 9.03(j); provided, further, that the Borrower agrees that in no event shall the LC Cash Collateralization Amount exceed the Letter of Credit Deposit Amount after giving effect to such withdrawal. The Borrower agrees that together with any delivery to the DIP Agent of a Letter of Credit Account Withdrawal Notice, it will deliver a copy thereof to each Issuing Bank.

(ii) The Borrower may from time to time, by delivery of a Letter of Credit Account Prepayment Notice to the DIP Agent for delivery to each Issuing Bank at least four (4) Business Days prior to the date of the requested withdrawal, request the release of cash collateral from the Letter of Credit Account to be applied in the manner set forth in such Letter of Credit Account Prepayment Notice. The Borrower agrees that (I) any prepayment pursuant to this clause shall be applied in accordance with Section 3.04(c) and (II) in no event shall the LC Cash Collateralization Amount exceed the Letter of Credit Deposit Amount after giving effect to such release. The Borrower agrees that together with any delivery to the DIP Agent of a Letter of Credit Account Prepayment Notice, it will deliver a copy thereof to each Issuing Bank.

(iii) On the date set forth in the applicable Letter of Credit Account Withdrawal Notice, the DIP Agent shall disburse funds from the Letter of Credit Account in an aggregate amount equal to the amount specified in such Letter of Credit Account Withdrawal Notice to the account of the Borrower specified in such Withdrawal Request. On the date set forth in the applicable Letter of Credit Account Prepayment Notice, the DIP Agent shall apply funds in the Letter of Credit Account to the Secured Obligations and other applicable obligations in an aggregate amount equal to the amount specified in such Letter of Credit Account Prepayment Notice and in the manner specified in such Letter of Credit Account Prepayment Notice.

(iv) With respect to any disbursement, withdrawal, transfer, or application of funds from the Letter of Credit Account under this Section 2.07(m), the DIP Agent shall be entitled to conclusively rely upon, and shall be fully protected in relying upon, any Letter of Credit Account Withdrawal Notice or Letter of Credit Account Prepayment Notice submitted by the Borrower as evidence that (i) the withdrawal requested therein is permitted to be made, (ii) all conditions or requirements to such withdrawal have been satisfied (including, if applicable, those set forth in Section 6.02) and (iii) in the case of a Letter of Credit Account Prepayment Notice, the application of funds set forth therein complies with Section 3.04(c). Notwithstanding anything herein to the contrary, the DIP Agent shall have no obligation to disburse any amount from the Letter of Credit Account in excess of the amounts then held in the Letter of Credit Account. The DIP Agent shall have no duty to inquire or investigate whether the Borrower is entitled to receive the funds requested (or have the funds applied in the manner requested) in the applicable Letter of Credit Account Withdrawal Notice or Letter of Credit Account Prepayment Notice, as applicable, and shall not be deemed to have any knowledge as to whether or not any such Letter of Credit Account Withdrawal Notice or Letter of Credit Account Prepayment Notice is permitted to be given.

ARTICLE III

PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

Section 3.01 Repayment of Loans. If not sooner paid (pursuant to Section 3.04), the Borrower shall pay the DIP Term Loan and all other Secured Obligations, in full and in cash, together with accrued interest thereon (or, in the case of Letters of Credit, cash collateralize such Letters of Credit in accordance with Section 2.07(j)), on the Maturity Date.

Section 3.02 Interest.

(a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at an annual rate equal to the sum of (i) the Alternate Base Rate plus (ii) the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at an annual rate equal to the sum of (i) the Adjusted LIBO Rate for the Interest Period

in effect for such Borrowing plus (ii) the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(c) Post-Default Rate. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any other Loan Party hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2.0%) plus (i) when used with respect to obligations other than Loans, an interest rate equal to the rate applicable to ABR Loans as provided in Section 3.02(a), and (ii) when used with respect to Loans the rate otherwise applicable to such Loans.

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the DIP Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the DIP Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

(b) the DIP Agent is advised by the Required Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the DIP Agent shall give notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the DIP Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Notice of Borrowing requests a

Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing (without giving effect to clause (c) of the definition of Alternate Base Rate).

Section 3.04 Prepayments.

(a) Optional Prepayments.

(i) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (other than the Exit Fee), subject to prior notice in accordance with Section 3.04(a)(ii).

(ii) The Borrower shall notify the DIP Agent (by facsimile or e-mail) of any prepayment hereunder (A) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment, or (B) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date (which shall be a Business Day) and the principal amount of each Borrowing or portion thereof to be prepaid; provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked (by written notice to the DIP Agent on or prior to the specified effective date) if such condition is not satisfied (provided that the failure of such condition shall not relieve the Borrower from its obligations under Section 5.02 in respect thereof). Promptly following receipt of any such notice relating to a Borrowing, the DIP Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. Each optional prepayment made pursuant this Section 3.04(a) shall be applied ratably to the Loans in accordance with Section 3.04(c).

(b) Mandatory Prepayments. Subject to the Carve-Out and the Wind-Down Budget (if any):

(i) On each date on or after the Effective Date upon which the Borrower or any Subsidiary receives any cash proceeds from any Extraordinary Receipt, an amount equal to 100% of the Net Cash Proceeds from such Extraordinary Receipt shall be applied on such date as a mandatory repayment in accordance with the requirements of Section 3.04(c).

(ii) On each date on or after the Effective Date upon which the Borrower or any Subsidiary receives any cash proceeds from any Asset Sale made pursuant to Section 9.11(f), Section 9.11(j) or Section 9.11(k) (after giving effect to the proviso thereto), an amount equal to 100% of the Net Sale Proceeds therefrom (and in the case of Section 9.11(k), after giving effect to the proviso thereto) shall be applied by the Borrower on such date as a mandatory repayment in accordance with Section 3.04(c).

(iii) On each date on or after the Effective Date upon which the Borrower or any Subsidiary receives any cash proceeds from any Recovery Event, an amount equal to 100% of the Net Cash Proceeds from such Recovery Event shall be applied on such date as a mandatory repayment in accordance with the requirements of Section 3.04(c).

(iv) On each date on or after the Effective Date upon which the Borrower or any Subsidiary receives any cash proceeds from any issuance of Indebtedness (other than Indebtedness permitted by Section 9.02), an amount equal to 100% of the Net Cash Proceeds from such issuance shall be applied on such date as a mandatory repayment in accordance with the requirements of Section 3.04(c).

(v) On each date on or after the Effective Date upon which the Borrower or any Subsidiary receives any Equity Issuance Proceeds, an amount equal to 100% of the Net Cash Proceeds from such issuance shall be applied on such date as a mandatory repayment in accordance with the requirements of Section 3.04(c).

(vi) Each optional prepayment made pursuant this Section 3.04(b) shall be applied ratably to the Loans in accordance with Section 3.04(c).

(vii) If the Borrower is required to make a mandatory prepayment of Eurodollar Borrowings under this Section 3.04, the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the DIP Agent in a non-interest bearing cash collateral account maintained by and in the sole dominion and control of the DIP Agent. Any amounts so deposited shall be held by the DIP Agent as collateral for the prepayment of such Eurodollar Rate Loans and shall be applied to the prepayment of the applicable Eurodollar Rate Loans at the end of the current Interest Periods applicable thereto.

(c) Prepayments Waterfall. All Prepayments pursuant to this Section 3.04 shall be accompanied by accrued interest to the extent required by Section 3.02. Subject to the Carve-Out and the Wind-Down Budget (if any), each prepayment of Borrowings pursuant to this Section 3.04 shall be applied by the Borrower, in accordance with the DIP Order, and to the extent not in contravention with the DIP Order: (i) first, ratably to pay the Exit Fee, if applicable, (ii) second, to be remitted by the Borrower to the DIP Agent and applied by the DIP Agent ratably to repay the DIP Term Loans then outstanding, (iii) third, to be remitted by the Borrower to each of the Prepetition Term Agent and the Prepetition Revolver Agent, to be used by such Prepetition Agent to pay any superpriority adequate protection claims of the Prepetition Secured Parties on a pro rata basis; and (iv) thereafter, to be remitted by the Borrower to the Prepetition Revolving Agent, the Prepetition Term Agent and the DIP Agent, in such amounts to repay ratably the Prepetition Revolving Loans then outstanding, on the one hand, and the Roll-Up Loans and Prepetition Term Loans then outstanding, on the other hand (provided that funds allocated to the Roll-Up Loans and Prepetition Term Loans shall be applied to repay the Roll-Up Loans in full prior to the Prepetition Terms Loans); provided that, each repayment of Borrowings made under each tranche shall be applied, first ratably to any ABR Borrowings then outstanding under such tranche, and, second, to any Eurodollar Borrowings then outstanding under such tranche; provided further, if more than one Eurodollar Borrowing is outstanding under such tranche, such repayments shall be made to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

(d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty (other than the Exit Fee), except as required under Section 5.02.

(e) Notice of Prepayment. The Borrower shall notify the DIP Agent by written notice of any mandatory prepayment under Section 3.04(b) not later than 11:00 a.m., New York City time, two Business Days before the date of such prepayment. Each such notice shall specify the prepayment date (which shall be a Business Day), the principal amount of each Borrowing or portion thereof to be prepaid and a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the DIP Agent shall advise the Lenders of the contents thereof.

(f) No Reborrowings. Amounts prepaid pursuant to this Section 3.04 may not be reborrowed.

Section 3.05 Fees.

(a) Structuring Fees. The Borrower agrees to pay to the DIP Agent, for the benefit of each Lender, a structuring fee (the “Structuring Fee”) equal to 1.00% of the aggregate amount of such Lender’s Commitment in respect of DIP Term Loans, which shall be due and payable on the Effective Date either in cash, or at the option of the Required Lenders, as “original issue discount” from the funded amounts advanced to Borrower on the Effective Date.

(b) Letter of Credit Fees. The Borrower agrees to pay (i) to each Issuing Bank, for its own account, (x) a fronting fee equal to 0.125% of the stated amount of each Prepetition Letter of Credit deemed issued by it hereunder, and (y) a fronting fee equal to 0.50% of the stated amount of each other Letter of Credit issued by it, provided that, in each case, in no event shall such fronting fee be less than $750.00 for any Letter of Credit, and (ii) to each Issuing Bank, for its own account, its standard fees with respect to the issuance, amendment, transfer, renewal or extension of any Letter of Credit issued by it or processing of drawings thereunder payable upon the effectiveness thereof. Fronting fees shall be payable in advance (1) with respect to any Prepetition Letters of Credit deemed issued hereunder, on the Effective Date, and (2) with respect to any other Letter of Credit, on the date of issuance of such Letter of Credit. Any other fees payable to any Issuing Bank pursuant to this Section 3.05(b) shall be payable within ten (10) days after demand.

(c) Commitment Premiums. The Borrower agrees to pay to the DIP Provider Parties (as defined in the Commitment Letter), for their own account, the premiums payable in the amounts and at the times set forth in the Commitment Letter.

(d) DIP Agent Fees. The Borrower agrees to pay to the DIP Agent, for its own account, fees payable in the amounts and at the times set forth in the Agency Fee Letter.

(e) Exit Fees. The Borrower shall pay to the DIP Agent, for the ratable benefit of each Lender, an exit fee (the “Exit Fee”) equal to 1.50% of the aggregate amount of such Lender’s DIP Term Loans and unused Delayed Draw Term Commitment, if any. The Exit Fee (or portion thereof, as applicable) shall be paid in cash (i) on the date of any prepayment or repayment of DIP Term Loans pursuant to Section 3.04 or otherwise, (ii) in the case of any unused Delayed Draw Term Commitment, on the date of termination of such Commitment without funding thereunder, and (iii) on the Maturity Date. The Exit Fee, when paid, shall be paid to the DIP Agent for the benefit of each DIP Term Lender, ratably based on its Applicable Percentage.

ARTICLE IV

PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 11:00 a.m., New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the DIP Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the DIP Agent to the account of the DIP Agent specified from time to time for receipt of payments, except payments to be made directly to the applicable Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The DIP Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the DIP Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of fees then due to such parties, (ii) second, towards payment of interest then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest then due to such parties and (iii) third, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the DIP Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that (A) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (B) the provisions of this Section 4.01 shall not be construed to apply to (1) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (2) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

Section 4.02 Payments by the Borrower; Presumptions by the DIP Agent. Unless the DIP Agent shall have received notice from the Borrower prior to the date on which any payment is due to the DIP Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the DIP Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or any Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the DIP Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the DIP Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the DIP Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Certain Deductions by the DIP Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(a), Section 4.02, Section 12.03(c) or otherwise hereunder then the DIP Agent may, in its discretion (notwithstanding any contrary provision hereof), (a) apply any amounts thereafter received by the DIP Agent for the account of such Lender and for the benefit of the DIP Agent or the Issuing Banks to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (b) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder, in the case of each of (a) and (b) above, in any order as determined by the DIP Agent in its discretion. If at any time prior to the acceleration or maturity of the Loans, the DIP Agent receives any payment in respect of principal of a Loan while one or more Defaulting Lenders is a party to this Agreement, the DIP Agent shall apply such payment first to the Borrowing(s) for which any such Defaulting Lender has failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, all principal will be applied ratably as provided in Section 10.02(c).

Section 4.04 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) [reserved]; and

(b) the Commitment and the Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02), provided that any waiver, amendment or modification requiring the consent of all Lenders or each adversely affected Lender which affects such Defaulting Lender differently than all other Lenders or all other adversely affected Lenders, as the case may be, shall require the consent of such Defaulting Lender.

ARTICLE V

INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

Section 5.01 Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank;

(ii) subject any Lender or any Issuing Bank to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit , or any Eurodollar Loan made by it (except for Indemnified Taxes, Other Taxes covered by Section 5.03 or Connection Income Taxes and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or any Issuing Bank); or

(iii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Issuing Bank of issuing or maintaining any Letter of Credit (or of maintaining its obligation to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or any other amount), then, upon request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements and affecting such Lender or any Issuing Bank or any lending office of such Lender or such Lender’s or any Issuing Bank’s holding company, if any, has or would have the effect of reducing the rate of return on such Lender’s or any Issuing Bank’s capital or on the capital of such Lender’s or any Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or any Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Sections 5.01(a) or (b) and delivered to the Borrower (with a copy to the DIP Agent) shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or such Issuing Bank pursuant to this Section 5.01 for any increased costs incurred or reductions suffered more than 365 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 365-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower (with a copy to the DIP Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

Section 5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required by applicable law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the DIP Agent, Lender or Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of Section 5.03(a), the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Indemnification by the Borrower. The Borrower shall indemnify the DIP Agent, each Lender and each Issuing Bank, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by the DIP Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability under this Section 5.03 delivered to the Borrower by a Lender or an Issuing Bank (with a copy to the DIP Agent), or by the DIP Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) Indemnification by the Lenders. Each Lender shall severally indemnify the DIP Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the DIP Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any

Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(d)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the DIP Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the DIP Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the DIP Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the DIP Agent to the Lender from any other source against any amount due to the DIP Agent under this paragraph (d).

(e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the DIP Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the DIP Agent.

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under this Agreement or any other Loan Document shall deliver to the Withholding Agent (with a copy to the DIP Agent), at the time or times prescribed by applicable law or reasonably requested by the Withholding Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Withholding Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Withholding Agent as will enable the Withholding Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution, and submission of such documentation (other than such documentation set forth in Sections 5.03(f)(ii)(A) and 5.03(f)(ii)(B) and Section 5.03(g) below) shall not be required if in the Lender’s reasonable judgment such completion, execution, or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a “United States person” as defined in section 7701(a)(30) of the Code,

(A) any Lender that is a “United States person” as defined in section 7701(a)(30) of the Code shall deliver to the Withholding Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the

Withholding Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Withholding Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from or reduction of, United States federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, United States federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; and

(5) any Foreign Lender shall, to the extent it is legally

entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Withholding Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Withholding Agent to determine the withholding or deduction required to be made.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, or promptly notify the Withholding Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If the DIP Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.03, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.03 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the DIP Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the DIP Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the DIP Agent, such Lender or such Issuing Bank in the event the DIP Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. This Section 5.03 shall not be construed to require the DIP Agent, any Lender or any Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(h) FATCA. If a payment made to a Lender under this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this Section 5.03(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, the Borrower and the DIP Agent shall treat (and the DIP Agent is authorized to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 5.04 Mitigation Obligations; Replacement of Lenders.

(a) Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the DIP Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.04(b)), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have paid to the DIP Agent the processing and recordation fee specified in Section 12.04(b)(iv), (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Credit Exposure in respect of Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.04(c) or Section 5.02), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments thereafter, and (iv) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the DIP Agent thereof and such Lender’s obligation to make such Eurodollar Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (without giving effect to clause (c) of the definition of Alternate Base Rate) (and, if such Lender so requests by notice to the Borrower and the DIP Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of each Issuing Bank to issue Letters of Credit hereunder (exclusive of the Prepetition Letters of Credit) shall not become effective until the Business Day on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Petition Date will have occurred, and each Loan Party will be a debtor and a debtor-in-possession in the Chapter 11 Cases. All “first day orders” entered by the Bankruptcy Court in connection with the commencement of the Chapter 11 Cases (other than the Cash Management Order or the Interim DIP Order), will be satisfactory in form and substance to the Required Lenders;

(b) Not later than five (5) Business Days following the Petition Date, the Bankruptcy Court shall have entered the Interim DIP Order, in form and substance satisfactory to the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent), which Interim DIP Order shall be in full force and effect and has not been vacated, reversed, modified, amended or stayed;

(c) All fees, costs and expenses required to be have been paid or reimbursed, as set forth herein and in the Loans Documents, the Commitment Letter and the Agency Fee Letter shall have been paid or reimbursed or will be paid or reimbursed contemporaneously with the Effective Date;

(d) The Required Lenders and the DIP Agent shall have received and the Required Lenders shall be satisfied with a cash flow forecast for the 13-week period commencing on the Effective Date dated as of a date not more than 2 Business Days prior to the Effective Date (the “Initial Approved Budget”);

(e) One or more orders, in form and substance satisfactory to the Required Lenders in all respects, approving such cash management systems and arrangements (as the same may be amended, supplemented or modified from time to time after entry thereof in accordance with the terms hereof, the “Cash Management Order”) (it being understood and agreed that (i) an order substantially in a form approved by Lender Counsel shall, if entered by the Bankruptcy Court, be deemed acceptable to the Required Lenders and (ii) for the avoidance of doubt, the Borrower’s cash management systems and arrangements in effect on the Effective Date in accordance with the Prepetition Revolving Credit Agreement shall be deemed acceptable to the Required Lenders) shall have been entered by the Bankruptcy Court, which Cash Management Order shall be in full force and effect and shall not have been (x) stayed, vacated or reversed, or

(y) amended or modified except as otherwise agreed to in writing by Lender Counsel or Required Lenders in their sole discretion;

(f) Since December 31, 2018, there shall not have occurred or there shall not exist any event, condition or circumstance that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and

(g) The DIP Agent and the Required Lenders shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party setting forth (i) resolutions of its board of directors (or its equivalent) with respect to the authorization of such Loan Party to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions contemplated in those documents, (ii) the officers of such Loan Party (A) who are authorized to sign the Loan Documents to which such Loan Party is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the Organization Documents of such Loan Party, certified as being true and complete. The DIP Agent and the Lenders may conclusively rely on such certificate until the DIP Agent receives notice in writing from such Loan Party to the contrary.

(h) The DIP Agent and the Required Lenders shall have received certificates of the appropriate state agencies with respect to the existence, qualification and good standing of each Loan Party in its state of formation.

(i) The DIP Agent and the Required Lenders shall have received a customary closing certificate substantially in the form of Exhibit D, duly and properly executed by a Financial Officer and dated as of the Effective Date.

(j) The DIP Agent and the Required Lenders shall have received counterparts of this Agreement, the Guaranty and Collateral Agreement and the Agency Fee Letter, signed on behalf of each party thereto.

(k) The DIP Agent and the Required Lenders shall have received the Financial Statements.

(l) The DIP Agent and the Required Lenders shall have received from each party thereto duly executed counterparts of the Security Instruments. In connection with the execution and delivery of the Security Instruments, the Required Lenders shall:

(i) be satisfied that the Interim DIP Order or Security Instruments required to be executed on the Effective Date create (or will create, upon proper filing, recording or registration thereof, or upon entry of, the Interim DIP Order) perfected Liens having the priorities set forth in the Interim DIP Order (subject only to Excepted Liens on all of the tangible and intangible Property of the Loan Parties other than de minimis Property excluded in the DIP Agent’s sole discretion); and

(ii) have received (or its bailee pursuant to the Interim DIP Order has received) certificates (if any), together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Loan Parties (other than the Borrower), to the extent certificated.

(iii) The DIP Agent shall have received an opinion of Davis Polk & Wardwell LLP, special counsel to the Borrower in form and substance satisfactory to the DIP Agent, the Required Lenders and their counsel.

(m) [Reserved].

(n) Subject to Section 8.20, the DIP Agent and the Required Lenders shall have received appropriate UCC search results satisfactory to DIP Lenders or the Required Lenders reflecting no prior Liens encumbering the Properties of the Borrower and the Subsidiaries; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

(o) Subject to Section 8.20, each document (including any Uniform Commercial Code financing statement) required by this Agreement or under law or reasonably requested by the DIP Agent or the Required Lenders to be filed, registered or recorded in order to create in favor of the DIP Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein having the priorities set forth in the DIP Orders, shall be in proper form for filing, registration or recordation.

(p) The DIP Agent and the Lenders shall have received from the Loan Parties, to the extent requested by the Lenders or the DIP Agent, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(q) The DIP Agent shall have received a Notice of Borrowing in accordance with Section 2.03.

Without limiting the generality of the provisions of Section 11.04, for purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 6.01 to be consented to or approved by or acceptable or satisfactory to a Lender unless the DIP Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. At the request of the Required Lenders, the DIP Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of each Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 5:00 p.m., New York City time, on April 3, 2019 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 6.02 Each Subsequent Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, extend the Scheduled Maturity Date in accordance with the definition thereof or allow the withdrawal of cash from the Letter of Credit Account pursuant to a Letter of Credit Account Withdrawal Notice, and each Issuing Bank to issue, amend, renew or extend any Letter of Credit, in each case, after the Effective Date, is subject to the satisfaction of the following conditions:

(a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit or the withdrawal from the Letter of Credit Account, as applicable, no Default shall have occurred and be continuing.

(b) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing, extension of the Scheduled Maturity Date, withdrawal of cash from the Letter of Credit Account or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing, extension of the Scheduled Maturity Date, withdrawal of cash from the Letter of Credit Account or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects.

(c) In the case of an issuance, amendment, renewal or extension of a Letter of Credit or the withdrawal of cash from the Letter of Credit Account to fund the Alternative Cash Collateral Amount, the applicable Issuing Bank and the DIP Agent shall have received a Letter of Credit Account Withdrawal Notice in accordance with Section 2.07(m) or a request for a Letter of Credit and related Letter of Credit Agreement in accordance with Section 2.07(b), as applicable.

(d) Solely with respect to the Delayed Draw DIP Term Loan, the Bankruptcy Court shall have entered the Final DIP Order, in form and substance reasonably satisfactory to the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent) and the DIP Agent shall have received a signed copy of such Final Order, which Final DIP Order has not been vacated, reversed, modified, amended or stayed; provided, for the avoidance of doubt, no Lender holding Delayed Draw DIP Term Commitments shall be required to fund any Delayed Draw DIP Term Loans to the extent that the Final DIP Order does not approve the Roll-Up that is to be consummated on the Delayed Draw DIP Funding Date pursuant to Section 2.01(d).

(e) The Final DIP Order shall have been entered by the Bankruptcy Court no later than noon (12:00 p.m.) Eastern Time on the initial Delayed Draw DIP Funding Date.

(f) In the case of a Borrowing of Delayed Draw DIP Term Loans, the DIP Agent shall have received a Notice of Borrowing in accordance with Section 2.03.

(g) In the case of an issuance, amendment, renewal or extension of a Letter of Credit or the withdrawal of cash from the Letter of Credit Account to fund the Alternative Cash Collateral Amount, (i) the Prepetition Letters of Credit shall continue to be deemed to have been cancelled and re-issued hereunder and no action shall have been taken in the Chapter 11 Cases to void such deemed cancellation and re-issuance and (ii) after giving effect to such issuance, amendment, renewal or extension of a Letter of Credit or such withdrawal of cash, the LC Cash Collateralization Amount shall not exceed the Letter of Credit Deposit Amount.

Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit and each acceptance of the foregoing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Sections 6.02(a) and (b).

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

The Borrower (on behalf of itself and its Subsidiaries), and each Guarantor by its execution of the Guaranty and Collateral Agreement, represents and warrants to the DIP Agent, any Issuing Banks and the Lenders that:

Section 7.01 Organization; Powers. Each of the Borrower and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

Section 7.02 Authority; Enforceability. Subject to entry of the Interim DIP Order (or the Final DIP Order, where applicable) and the terms thereof, the Transactions are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which a Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, except as may be limited by the DIP Orders.

Section 7.03 Approvals; No Conflicts. Subject to entry of the Interim DIP Order (or the Final DIP Order, where applicable) and the terms thereof, the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the

Security Instruments as required by this Agreement and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate (i) any applicable law or regulation, (ii) any Organization Documents of the Borrower or any Subsidiary, or (iii) any order of any Governmental Authority, (c) other than violations arising as a result of the commencement of the Chapter 11 Cases or where enforcement is stayed as upon commencement of the Chapter 11 Cases or as otherwise excused by the Bankruptcy Court, will not violate or result in a default under any indenture or other agreement regarding Indebtedness of the Borrower or any Subsidiary or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary, (d) other than violations arising as a result of the commencement of the Chapter 11 Cases or where enforcement is stayed as upon commencement of the Chapter 11 Cases or as otherwise excused by the Bankruptcy Court, will not violate or result in a default under any other agreement or other instrument binding upon the Borrower or any Subsidiary, or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary, other than such violations or defaults which would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect, or do not have an adverse effect on the enforceability of any Loan Documents, and (e) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary (other than the Liens created by the Loan Documents).

Section 7.04 Financial Condition; No Material Adverse Change.

(a) All financial statements relating to any Loan Party which have been or may hereafter be delivered by any Loan Party to the DIP Agent and the Lenders pursuant to the terms of the Agreement have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods. The representations in this Section 7.04(a), as applicable, are subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals and the absence of notes.

(b) Since December 31, 2018, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

(c) Neither the Borrower nor any Subsidiary has, on the date hereof after giving effect to the Transactions, any Material Indebtedness (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements.

(d) A true and complete copy of the Initial Approved Budget, as agreed to by the Required Lenders, as of the Effective Date, is attached as Annex IV hereto.

(e) Each Proposed Budget and any other projections regarding the financial performance of the Borrower and its Consolidated Subsidiaries which have been or may hereafter be delivered to DIP Agent and the Lenders have been prepared on a reasonable basis and in good faith by the Borrower and based upon assumptions believed by the Borrower to be reasonable at the time such projections were provided (and on the Effective Date in the case of forecasts provided prior to the Effective Date) and from the best information then-available to the Borrower after reasonable inquiry and reflect the good faith and reasonable estimates of the Loan Parties of the future financial performance of Borrower and its Consolidated Subsidiaries and of the other information projected therein for the periods set forth therein (it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that actual results during the period(s) covered by such projections may differ from the projected results and that such differences may be material and that neither the Borrower nor any Subsidiary makes any representation that such projections will be realized).

Section 7.05 Litigation. Other than the Chapter 11 Cases, there are no unstayed actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any Subsidiary, or any of their Properties (a) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (b) that involve any Loan Document or the Transactions.

Section 7.06 Environmental Matters. Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the Borrower and the Subsidiaries and each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

(b) the Borrower and the Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of the Borrower or the Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied;

(c) there are no claims, demands, suits, orders, inquiries, investigations, requests for information or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Law that is pending or, to the Borrower’s knowledge, threatened against the Borrower or any Subsidiary or any of their respective Properties or as a result of any operations at such Properties;

(d) none of the Properties of the Borrower or any Subsidiary contain or have contained any: (i) underground storage tanks; (ii) asbestos-containing materials; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law;

(e) there has been no Release or, to the Borrower’s knowledge, threatened Release of Hazardous Materials at, on, under or from the Borrower’s or any Subsidiary’s Properties, there are no investigations, remediations, abatements, removals, or monitorings of

Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Borrower, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property;

(f) neither the Borrower nor any Subsidiary has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Borrower’s or any Subsidiary’s Properties and, to the Borrower’s knowledge, there are no conditions or circumstances that could reasonably be expected to result in the receipt of such written notice;

(g) there has been no exposure of any Person or Property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Borrower’s or the Subsidiaries’ Properties that could reasonably be expected to form the basis for a claim for damages or compensation, and, to the Borrower’s knowledge, there are no conditions or circumstances that could reasonably be expected to result in the receipt of notice regarding such exposure; and

(h) the Borrower has provided, or has caused its Subsidiaries to provide, to the Lenders complete and correct copies of all environmental site assessment reports, investigations, studies, analyses, and correspondence on environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) that are in any of the Borrower’s or the Subsidiaries’ possession or control and relating to their respective Properties or operations thereon.

Section 7.07 Compliance with the Laws and Agreements; No Defaults.

(a) Each of the Borrower and each Subsidiary is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) Other than as result of the commencement of the Chapter 11 Cases, neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or a Subsidiary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Subsidiary or any of their Properties is bound, except where enforcement is stayed upon commencement of the Chapter 11 Cases.

(c) No Default has occurred and is continuing.

Section 7.08 Investment Company Act. Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 7.09 Taxes. Except as set forth on Schedule 7.09, each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed. Each of the Borrower and its Subsidiaries has paid or caused to be paid all Taxes required to have been paid by it, except Taxes for which payment is stayed or excused under the Bankruptcy Code or that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No currently outstanding Tax Lien has been filed against the Borrower, any of the Subsidiaries, or any of their respective Properties, and, to the knowledge of the Borrower, no claim is being asserted against the Borrower, any of the Subsidiaries, or any of their respective Properties with respect to any such Tax or other such governmental charge in each case, except with respect to Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 7.10 ERISA.

(a) The Borrower, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

(b) Each Plan is, and has been, established and maintained in compliance with its terms, ERISA and, where applicable, the Code, except where the failure to so establish and maintain such Plan could not reasonably be expected to have a Material Adverse Effect.

(c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

(d) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof.

(e) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, with respect to which its sponsorship of, maintenance of or contribution to may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

(f) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any employee pension benefit plan, as defined in section 3(2) of ERISA, including a multiemployer plan as defined in section 3(37) or 4001(a)(3) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

Section 7.11 Disclosure; No Material Misstatements. The Borrower has disclosed to the DIP Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the DIP Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or, when taken as a whole, omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, other forward-looking information and information of a general economic or general industry nature, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time such projected financial information was made available and such projections reflect the good faith and reasonable estimates of the Borrower of the future financial performance of Borrower and its Consolidated Subsidiaries and of the other information projected therein for the periods set forth therein, it being understood that such projected financial information is not to be viewed as facts and that the actual results may vary materially from such projected financial information.

Section 7.12 Insurance. Each Loan Party has, and has caused all of its Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements, including, without limitation, Flood Insurance, if required, with respect to any Property subjected, or required under the Loan Documents to be subjected, to a Lien pursuant to the DIP Orders and/or Security Instruments, and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and of comparable size and engaged in the same or a similar business for the assets and operations of the Borrower and its Subsidiaries. Subject to Section 8.20, the DIP Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies, and the DIP Agent has been named as loss payee with respect to Property loss insurance.

Section 7.13 Restriction on Liens. Neither the Borrower nor any of the Subsidiaries is a party to any material agreement or arrangement (other than (a) the “Loan Documents” under and as defined in the Prepetition Term Loan Agreement and the “Loan Documents” under and as defined in the Prepetition Revolving Loan Agreement, (b) Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property that is the subject of such Capital Lease, (c) documents evidencing or securing Purchase Money Indebtedness creating Liens permitted by Section 9.03(c), but then only on the Property that is the subject of such Purchase Money Indebtedness, (d) documents creating Liens which are described in clauses (g) or (h)) of the definition of “Excepted Liens”, but then only on the Property that is the subject of the applicable lease or license described in such clause (g) or (h), (e) customary restrictions and conditions on transfers and investments contained in any agreement relating to the sale of any asset or any Subsidiary pending the consummation of such sale, (f) [reserved], (g) in the case of any assets acquired after the Effective Date, any agreement in effect at the time of such acquisition which pertains to such assets and only such assets and is assumed in connection with such acquisition, so long as such agreement was not entered into in contemplation of such acquisition, and (h) customary provisions in joint venture agreements and other similar agreements permitted by Section 9.05 and applicable to joint ventures and Equity Interests therein)), or subject to any order, judgment, writ or decree (other than the DIP Orders), which either restricts or purports to restrict its ability to grant Liens to the DIP Agent for the benefit of the Secured Parties on or in respect of its Properties to secure the Secured Obligations and the Loan Documents.

Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14, the Borrower has no Subsidiaries. Each Person on Schedule 7.14 is a Wholly-Owned Subsidiary. The Borrower has no Foreign Subsidiaries. All of the outstanding Equity Interests of each Subsidiary has been validly issued, is fully paid, is nonassessable and has not been issued in violation of any preemptive or similar rights. Schedule 7.14 also sets forth the holders (and percentages of ownership) of the Equity Interests in each of the Subsidiaries as of the Effective Date.

Section 7.15 Location of Business and Offices. The Borrower’s jurisdiction of organization is Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is Southcross Energy Partners, L.P.; and the organizational identification number of the Borrower in its jurisdiction of organization is 5138791 (or, in each case, as set forth in a notice delivered to the DIP Agent pursuant to Section 8.01(j) in accordance with Section 12.01). The Borrower’s principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(j) and Section 12.01(c)).

Section 7.16 Properties; Titles, Etc.

(a) Each of the Borrower and the Subsidiaries has good and valid title to, valid leasehold interests in, or valid easements, rights of way or other property interests in all of its real and personal Property except for defects that, individually or in the aggregate, (i) do not materially interfere with the ordinary conduct of its business and (ii) could not reasonably be expected to have a Material Adverse Effect. All such Property is free and clear of all Liens except Liens permitted by Section 9.03.

(b) All leases, easements, rights of way and other agreements necessary for the conduct of the business of the Borrower and the Subsidiaries are valid and subsisting, in full force and effect, and, other than the commencement of the Chapter 11 Cases, there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any material lease or leases, the enforcement of which has not been stayed.

(c) The rights and Properties presently owned, leased or licensed by the Borrower and the Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Borrower and the Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof (subject to any changes to the business resulting from transactions permitted hereunder).

(d) The Borrower and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property rights (“Intellectual

Property”) material to its business, and, to the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and such Subsidiary does not infringe upon the rights of any other Person in any material respect.

Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the offices, plants, gas processing plants, platforms, pipelines, improvements, fixtures, equipment, and other Property owned, leased or used by the Borrower and its Subsidiaries in the conduct of their businesses are (a) being maintained in a state adequate to conduct normal operations, (b) structurally sound with no known defects, (c) in good operating condition and repair, subject to ordinary wear and tear, (d) not in need of maintenance or repair except for ordinary, routine maintenance and repair, (e) sufficient for the operation of the businesses of the Borrower and its Subsidiaries as currently conducted, and (f) in conformity with all Governmental Requirements relating thereto.

Section 7.18 Hedging Agreements. Schedule 7.18, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Hedging Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 7.19 Security Instruments. The Interim DIP Order and/or the Final DIP Order are effective to create, in favor of the DIP Agent for the benefit of the Secured Parties, a legal, valid and enforceable Lien on, and perfected security interest in, all of the Collateral described in the Interim DIP Order and/or Final DIP Order. Pursuant to the terms of the DIP Orders, no filings or other action (including the taking of possession or control) will be necessary to perfect or protect such Liens and security interests, and upon entry by the Bankruptcy Court, the Liens and security interests created by the Interim DIP Order and/or the Final DIP Order shall automatically constitute fully perfected first priority Liens on, and security interests in, all right, title and interest of the Loan Parties in the Collateral covered thereby, in each case free of all Liens other than Liens permitted under Section 9.03, and prior and superior to all other Liens other than as provided in the DIP Orders. Pursuant to and to the extent provided in the Interim DIP Order and/or the Final DIP Order, the Secured Obligations of the Loan Parties hereunder will constitute allowed superpriority administrative expense claims in the Chapter 11 Cases under Section 364(c) of the Bankruptcy Code, having priority over all administrative expense claims and unsecured claims against such Loan Parties now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code and all superpriority administrative expense claims granted to any other Person, subject only to the Carve-Out.

Section 7.20 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used for the purposes specified in Section 8.22. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan will be used for any purpose which violates the provisions of (a) Regulations T, U or X or any other regulation of the Board, (b) any Sanctions, or (c) the FCPA.

Section 7.21 [Reserved.]

Section 7.22 Common Enterprise. Each of the Borrower and its Subsidiaries and their business operations are closely integrated with one another into a single, interdependent and collective, common enterprise so that any benefit received by any one of them from the financial accommodations provided under this Agreement will be to the direct benefit of the others. The Borrower and its Subsidiaries intend to render services to or for the benefit of each other, to purchase or sell and supply goods to or from or for the benefit of each other, to make loans, advances and provide other financial accommodations to or for the benefit of each other and to provide administrative, marketing, payroll and management services to or for the benefit of each other (in each case, except as may be prohibited by this Agreement).

Section 7.23 Material Contracts. Schedule 7.23 hereto contains a complete list, as of the Effective Date, of all Material Contracts of the Borrower and each Subsidiary, including all amendments thereto. All Material Contracts are in full force and effect, neither the Borrower nor any Subsidiary is in default under any Material Contract other than as result of the commencement of the Chapter 11 Cases, and to the knowledge of the Borrower and each Subsidiary after due inquiry, no other Person that is party thereto is in default under any Material Contract, except for such defaults as could not be reasonably expected to have a Material Adverse Effect or where enforcement is stayed upon commencement of the Chapter 11 Cases. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Each of the Material Contracts is currently in the name of, or has been assigned to, a Loan Party (with the consent or acceptance of each other party thereto if and to the extent that such consent or acceptance is required thereunder), each of the Material Contracts is assignable to the DIP Agent as collateral, and each of the Material Contracts is assignable, unless waived by the DIP Agent in its reasonable discretion, by the DIP Agent to a reasonably acceptable transferee if an Event of Default were to occur. The Borrower and its Subsidiaries have delivered to the DIP Agent a complete and current copy of each of their Material Contracts existing on the Effective Date.

Section 7.24 Broker’s Fees. Except as set forth in Schedule 7.24, no broker’s or finder’s fee, commission or similar compensation will be payable by the Borrower or any Subsidiary with respect to the Transactions.

Section 7.25 Employee Matters. As of the Effective Date, (a) neither the Borrower nor any Subsidiary, nor any of their respective employees, is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending or, to the knowledge of the Borrower or any Subsidiary, contemplated with respect to the employees thereof and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrower or any Subsidiary, and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Borrower or any Subsidiary after due inquiry, threatened between the Borrower or any Subsidiary and its respective employees.

Section 7.26 Anti-Terrorism Laws.

(a) The Borrower is not, and to the knowledge of the Borrower, none of the Borrower’s Affiliates, officers or directors is in violation of any Governmental Requirement relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), the USA Patriot Act, and the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., in each case, as amended from time to time.

(b) The Borrower is not, and to the knowledge of the Borrower, no Affiliate, officer, director, broker or other agent of the Borrower acting or benefiting in any capacity in connection with the Loans is any of the following:

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a Person that is named as a “specially designated national and blocked Person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list.

(c) No Loan Party and, to the knowledge of the Borrower, no broker or other agent of any Loan Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any Property or interests in Property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(d) (i) Neither the Borrower nor any of its subsidiaries, nor, to the knowledge of any Loan Party, any director, officer, agent, employee or Affiliate of the Borrower or any of its subsidiaries, is currently, or is owned or controlled by Persons that are currently (A) the subject of any material United States sanctions administered or enforced by OFAC or the United States Department of State (collectively, “Sanctions”) or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, and (ii) the Borrower will not directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person currently the subject of Sanctions.

Section 7.27 Foreign Corrupt Practices. No Loan Party, and, to the knowledge of the Borrower, no director, officer, agent, employee or Affiliate of the Borrower or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and, the Loan Parties and, to the knowledge of the Borrower, their Affiliates have conducted their business in material compliance with the FCPA.

Section 7.28 DIP Orders. The Loan Parties are in compliance with the terms and conditions of the DIP Orders.

ARTICLE VIII

AFFIRMATIVE COVENANTS

Until Payment in Full, the Borrower (on behalf of itself and its Subsidiaries) and each Guarantor by its execution of the Guaranty and Collateral Agreement, covenants and agrees with the DIP Agent, any Issuing Banks and the Lenders that:

Section 8.01 Financial Statements; Ratings Change; Other Information. The Borrower will furnish to the DIP Agent for, except as otherwise set forth below, delivery to each Lender:

(a) Annual Financial Statements. As soon as available, but in any event not later than ninety (90) days after the end of the fiscal year, its audited consolidated balance sheet and related statements of income or operations (and, as to balance sheets and statements of income or operations, accompanied by consolidating schedules), stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit other than a “going concern” qualification) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b) Quarterly Financial Statements. As soon as available, but in any event not later than forty-five (45) days after the end of the fiscal quarter, commencing with the fiscal quarter ending March 31, 2019, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(c) [Reserved].

(d) Certificate of Financial Officer – Compliance. Concurrently with any delivery of financial statements required pursuant to Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit L-1 hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) [reserved] and (iii) stating whether any change in GAAP or in the application thereof has occurred since December 31, 2018 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

(e) Certificate of Financial Officer – Hedging Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), a certificate of a Financial Officer, in substantially the form of Schedule 7.18, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Hedging Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

(f) [reserved].

(g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary, or the board of directors (or comparable governing body) of the Borrower or any such Subsidiary, to such letter or report.

(h) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national or foreign securities exchange, or required by applicable law to be distributed by the Borrower to its equityholders generally, as the case may be.

(i) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any order of the Bankruptcy Court or any Material Indebtedness, other than the Loan Documents, and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

(j) Information Regarding Loan Parties. Promptly (and in any event within ten (10) Business Days (or such later time as the DIP Agent may agree) written notice of any change (i) any Loan Party’s corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of any Loan Party’s chief executive office or principal place of business, (iii) in any Loan Party’s identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in any Loan

Party’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in any Loan Party’s federal taxpayer identification number.

(k) Notices of Certain Changes. Except in connection with Organization Documents of the Borrower and its Subsidiaries that are delivered pursuant to Section 6.01(h), promptly, but in any event within five (5) Business Days after the execution thereof, copies of any material amendment, modification or supplement to the certificate or articles of incorporation, certificate or articles of formation or organization, any preferred stock designation or any other public organic document of the Borrower or any Subsidiary.

(l) [reserved].

(m) [reserved].

(n) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs, liquidity, business plan, contract negotiations, financial condition and projections of the Borrower or any Subsidiary (including, without limitation, any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), the status of the Chapter 11 Cases, the status of the sale process and progress in achieving the Case Milestones, or compliance with the terms of this Agreement or any other Loan Document, as the DIP Agent or any Lender may reasonably request.

(o) Monthly Financial Statements. As soon as available but in any event within thirty-five (35) calendar days after the end of each calendar month, (A) solely with respect to the first two calendar months of each fiscal quarter, its unaudited consolidated balance sheet and related statements of income or operations and cash flows reflecting results of operations as of the end of and for such calendar month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods (or in the case of the balance sheet, as of the end) of the previous fiscal year and (B) reports setting forth in reasonable detail intercompany transactions between any Loan Party and any of its Affiliates, including accounts receivable and payable as of such calendar month, all in form satisfactory to the DIP Agent (acting at the direction of the Required Lenders) or the Lender Financial Advisor and certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and the results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal quarter-end or year-end adjustments, as the case may be, and the absence of footnotes. Concurrently with any delivery of financial statements required pursuant to this Section 8.01(o), the Borrower will furnish to the DIP Agent for delivery to each Lender a certificate of a Financial Officer in substantially the form of Exhibit L-2 hereto certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto. It is understood that the materials provided to the DIP Agent and the Lenders pursuant to this clause (o), in accordance with the last sentence of this Section 8.01, will not be identified by the Borrower as “Public” information and may be treated by the DIP Agent as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

(p) Ratings Updates. Any reports, information, documentation or other evidence required by and in accordance with Section 8.16.

(q) Budget Updates and Variance Reports.

(i) To the DIP Agent and the financial advisors to the Lenders, as soon as available, but in any event not later than May 1, 2019, and on the Wednesday (or next preceding Business Day if such Wednesday is not a Business Day) of every fourth week thereafter, proposed updated 13-week cash flow forecast (the “Proposed Budget”), containing items of sufficient detail with respect to the Loan Parties for the immediately succeeding consecutive 13 weeks, in the form of the Initial Approved Budget, and otherwise in form and substance acceptable to financial advisors to Lenders, acting at the direction of the Required Lenders, setting forth all anticipated sources and uses of cash and beginning and ending cash balances for such 13-week period, together with a certificate of a Responsible Officer of the Borrower stating that such 13-week cash flow forecast has been prepared on a reasonable basis and in good faith by the Borrower and based upon assumptions believed by the Borrower to be reasonable at the time such projections were provided and from the best information then-available to the Borrower after reasonable inquiry and reflect the good faith and reasonable estimates of the Loan Parties of the future financial performance of Borrower and its Consolidated Subsidiaries and of the other information projected therein for the periods set forth therein (it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that actual results during the period(s) covered by such projections may differ substantially from the projected results). To the extent such Proposed Budget is approved by financial advisors to the Lenders, acting at the direction of the Required Lenders, such Proposed Budget shall thereafter be the “Approved Budget” for such period contained therein and for all purposes hereunder and under the DIP Orders. No such Proposed Budget shall become an Approved Budget until so approved; provided that if such financial advisors have not objected to such forecast within five (5) Business Days after delivery thereof, such Proposed Budget shall be deemed to be acceptable to and approved by the financial advisors to the Lenders acting at the direction of the Required Lenders. Approval of any Proposed Budget shall be evidenced by a writing delivered (which may be through electronic transmission) by the financial advisors to the Lenders acting at the direction of the Required Lenders (which may be made by their agent (including the DIP Agent) or its or their counsel or financial advisors) or by the Borrower in the case of deemed approvals. In the event that any Proposed Budget is not so approved, the last Approved Budget without giving effect to any update, modification or supplement shall remain in effect.

(ii) To the DIP Agent and the financial advisors to the Lenders, on the Wednesday of each calendar week or next preceding Business Day if such Wednesday is not a Business Day (each such delivery date, a “Variance Testing Date”), a variance report (each, a “Variance Report”), in form and detail reasonably satisfactory to the Required Lenders, reconciling the Approved Budget to the actual sources and uses of cash for (i) the immediately preceding full calendar week (ending on a Saturday) and (ii) the Testing Period, (A) showing, for such periods, actual results for the following items: (1) cash receipts, (2) cash disbursements, (3) net cash flow, (4) professional fees, (5) capital expenditures and (6) billings, (B) noting a line-by-line reconciliation of variances from values set forth for such periods in the relevant Approved Budget and (C) providing an explanation for all material variances, certified by a Responsible Officer of the Borrower. Each Variance Report delivered pursuant to this Section 8.01(q) shall be accompanied by such supporting documentation as reasonably requested by the DIP Agent or the Lender Financial Advisor.

(r) Real Property Report. Concurrently with the delivery of the financial statements under Section 8.01(b), but in any event not later than 45 days after the end of each fiscal quarter, (or such longer period as may be reasonably acceptable to the DIP Agent (acting at the direction of the Required Lenders) not to exceed 15 days), a certificate of a Financial Officer setting forth as of the last Business Day of such fiscal quarter, title information in form and substance acceptable to the DIP Agent (acting at the direction of the Required Lenders) with respect to any real Property acquired by the Borrower and its Subsidiaries during such fiscal quarter for consideration in excess of $1,000,000, individually or in the aggregate.

Information required to be delivered pursuant to Section 8.01(a), (b) or (n) shall be deemed to have been delivered if such information is available on the website of the SEC and the Borrower has delivered notice to the DIP Agent that such reports are so available, which notice may be provided in any certificate delivered pursuant to Section 8.01(d).

The Borrower hereby acknowledges that (a) the DIP Agent may, but shall not be obligated to, make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the General Partner or the Loan Parties, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the DIP Agent, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.11); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the DIP Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the following Borrower Materials shall be deemed “PUBLIC,” unless the Borrower notifies the DIP Agent promptly that any such document contains material non-public information: (1) the Loan Documents and (2) notification of changes in the terms of the Credit Facility.

Section 8.02 Notices of Material Events. The Borrower will furnish to the DIP Agent and each Lender prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting any Loan Party not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case, if adversely determined, could reasonably be expected to result in liability in excess of $1,000,000, not fully covered by insurance, subject to normal deductibles;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000;

(d) any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any Person against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws if the Borrower could reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of $1,000,000, not fully covered by insurance, subject to normal deductibles; and

(e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, consents, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Properties are located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.10.

Section 8.04 Payment of Tax Obligations. The Borrower will, and will cause each Subsidiary to, pay its Tax liabilities constituting postpetition obligations that constitute administrative expenses in the Chapter 11 Cases under the Bankruptcy Code or otherwise ordered by the Bankruptcy Court, before the same shall become delinquent or in default; provided, that the obligations hereunder are subject to the provisions of the Bankruptcy Code and any required approvals by an applicable order of the Bankruptcy Court.

Section 8.05 Performance of Obligations under Loan Documents. The Borrower will repay the Loans according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at or within the time or times and in the manner specified.

Section 8.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Subsidiary to:

(a) operate its Properties or cause such Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable Environmental Laws, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;

(b) preserve, maintain and keep in good repair, condition, working order and efficiency (ordinary wear and tear excepted) all of its Properties, including, without limitation, all equipment, machinery and facilities, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;

(c) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Properties, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect; and

(d) to the extent the Borrower is not the operator of any Property, the Borrower shall use commercially reasonable efforts to cause the operator of such Property to comply with this Section 8.06 in accordance with customary industry practices.

Section 8.07 Insurance. Subject to Section 8.20, the Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance (i) in such amounts and against such risks as are customarily maintained by companies of similar size engaged in the same or similar businesses operating in the same or similar locations (including hazard insurance), and (ii) in accordance with all Governmental Requirements, including, without limitation, Flood Insurance, if required. Subject to Section 8.20, insurance policy or policies insuring any of the Collateral for the Loans shall be endorsed in favor of and made payable to the DIP Agent (on behalf of the Lenders) as its interests may appear, and such policies shall name the DIP Agent as an “additional insured” (in the case of liability insurance) or “lender’s loss payable” (in the case of property insurance) on behalf of the Lenders, and provide that the insurer will give at least thirty (30) days’ prior notice of any cancellation to the DIP Agent. Each of the parties hereto acknowledges and agrees that any increase, extension or renewal of any of the Commitments or Loans (other than as contemplated in the definition of “Scheduled Maturity

Date”) or the making of any new, additional or incremental facilities shall be subject to (and conditioned upon) the prior delivery to the DIP Agent of all Flood Zone Documentation.

Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to maintain financial records in accordance with GAAP. The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the DIP Agent or any Lender, upon reasonable prior notice and during normal business hours (unless an Exigent Circumstance or an Event of Default then exists), at the Loan Parties’ expense, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its Responsible Officers and independent accountants, all at such reasonable times (unless an Exigent Circumstance or Event of Default then exists) and as often as reasonably requested (provided that the DIP Agent shall give the Borrower reasonable advance notice of any proposed discussion with such accountants (unless an Exigent Circumstance or an Event of Default then exists) and permit the Borrower and its representatives to be present during such discussions).

Section 8.09 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 8.10 Compliance with Agreements. The Borrower will, and will cause each Subsidiary to, comply with all agreements, contracts and instruments binding on it or affecting its Properties or business, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect.

Section 8.11 Environmental Matters.

(a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (ii) not Release or threaten to Release, and shall cause each Subsidiary not to Release or threaten to Release, any Hazardous Material on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties or any other property offsite the Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, if the Release or threatened Release could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain, file or prepare, and shall cause each Subsidiary to timely obtain, file or prepare, all Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower’s or its Subsidiaries’ Properties, except where such failure to obtain or file could not reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future Release or threatened Release of any Hazardous Material on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties, if failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; (v) conduct, and cause its Subsidiaries to conduct, their respective operations and businesses in a manner that will not expose any Property or Person to Hazardous Materials that could reasonably be expected to form the basis for a claim for material damages or compensation; and (vi) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower’s and its Subsidiaries’ obligations under this Section 8.11(a) are timely and fully satisfied, which failure to establish and implement such procedures could reasonably be expected to have a Material Adverse Effect.

(b) The Borrower will, and will cause each Subsidiary to, provide existing Phase I site assessments, to the extent they are available, upon request by the DIP Agent or the Lenders, in connection with any future acquisitions of Properties; provided that for the avoidance of doubt, there shall be no obligation under this Section for the Borrower to obtain such assessments.

Section 8.12 Further Assurances.

(a) The Borrower at its sole expense will, and will cause each Subsidiary to, promptly execute and deliver to the DIP Agent all such other documents, agreements and instruments reasonably requested by the DIP Agent or the Required Lenders to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the Collateral intended as security for the Secured Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement, the Interim DIP Order or the Final DIP Order or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the DIP Agent (acting at the direction of the Required Lenders), in connection therewith.

(b) Pursuant to the terms of the DIP Orders, no filings or other action (including the taking of possession or control) will be necessary to perfect or protect the Liens and security interests created pursuant to this Agreement, the DIP Orders or any other Security Instrument. Upon entry by the Bankruptcy Court, the Liens and security interests created by the DIP Orders shall automatically constitute fully perfected first priority Liens on, and security interests in, all right, title and interest of the Loan Parties in the Collateral covered thereby (including after-acquired Collateral), in each case free of all Liens other than Liens permitted under Section 9.03, and prior and superior to all other Liens other than as provided in the DIP Orders. Notwithstanding the foregoing, upon the reasonable request of the Required Lenders, the Borrower and each of its Subsidiaries shall take any additional actions requested, with respect to any Material Real Property and any other tangible and intangible personal Property of the Borrower or any Loan Party, in each case constituting Collateral, to cause such Material Real Property and Collateral to be subject to a Lien pursuant to the Security Instruments or the DIP Order or to evidence the Lien on such

Property, including to execute and deliver such Security Instruments (in proper form for filing, registration or recordation, as applicable) as are requested by the DIP Agent or the Required Lenders, and take such actions necessary or advisable to subject such Property to a Lien or evidence of the Lien on such Property pursuant to the Security Instruments.

(c) Upon the reasonable request of the Required Lenders, the Borrower and each of its Subsidiaries shall take any additional actions required, if any, to cause all of its right, title and interest in each Hedging Agreement to which it is a party to be collaterally assigned to the DIP Agent, for the benefit of the Secured Parties, and shall, if requested by the DIP Agent or the Required Lenders, use its commercially reasonable efforts to cause each such agreement or contract to (i) expressly permit such assignment and (ii) upon the occurrence of any default or event of default under such agreement or contract, (A) to permit the Lenders to cure such default or event of default and assume the obligations of such Loan Party under such agreement or contract and (B) to prohibit the termination of such agreement or contract by the counterparty thereto if the Lenders assume the obligations of such Loan Party under such agreement or contract and the Lenders take the actions required under the foregoing clause (A).

Section 8.13 Title Information. If the Borrower or any Subsidiary acquires any new pipeline and processing Properties for consideration in excess of $5,000,000, individually or in the aggregate, the Borrower shall, or shall cause such Subsidiary to, provide promptly (and in any event within 30 days (or such longer period as may be reasonably acceptable to the DIP Agent (acting at the direction of the Required Lenders))), title information regarding such new pipeline and processing Properties to the DIP Agent. The Borrower shall, within sixty (60) days of notice from the DIP Agent (or such later date as the DIP Agent may agree in its sole discretion) that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information to the reasonable satisfaction of the DIP Agent (acting at the direction of the Required Lenders), or (ii) deliver title information in form and substance acceptable to the DIP Agent (acting at the direction of the Required Lenders) so that the DIP Agent shall have received, together with title information previously delivered to the DIP Agent, title information reasonably satisfactory to the DIP Agent (acting at the direction of the Required Lenders) relative to the pipeline and processing Properties of the Borrower and its Subsidiaries.

Section 8.14 [Reserved].

Section 8.15 [Reserved].

Section 8.16 Ratings. The Borrower shall use commercially reasonable efforts to obtain a rating for the Credit Facility from both S&P and Moody’s on or prior to the hearing to consider approval of the Final DIP Order; provided that if the Borrower is unable to obtain both ratings for the Credit Facility on or prior to such date, the Borrower shall (i) thereafter use its commercially reasonable efforts to obtain both ratings for the Credit Facility as soon as possible, and (ii) promptly provide to the DIP Agent any other information, documentation or other evidence reasonably requested by the DIP Agent or the Required Lenders in connection with the subject matter of this Section 8.16.

Section 8.17 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the DIP Agent (a) promptly after the filing thereof by the Borrower or any Subsidiary with the United States Secretary of Labor or the Internal Revenue Service (or if filed by a third party, promptly after the Borrower or a Subsidiary becomes aware of such filing), copies of each annual and other report with respect to each Plan or any trust created thereunder, and (b) promptly upon becoming aware of the occurrence of any “prohibited transaction,” as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service or the Department of Labor with respect thereto.

Section 8.18 [Reserved].

Section 8.19 [Reserved].

Section 8.20 Post-Closing Obligations. The Borrower shall deliver, or cause to be delivered, as the case may be, each of the items set forth on Schedule 8.20, in each case on or prior to the date specified in such Schedule for such item or such later date as the DIP Agent (acting at the direction of the Required Lenders) may determine and agree to in writing in its sole discretion.

Section 8.21 Use of Proceeds. The Borrower shall use the proceeds from the Loans and the issuance of the Letters of Credit hereunder solely (i) to finance working capital and for general corporate purposes of the Borrower and its Subsidiaries (including to conduct the Section 363 Sale process and including Professional Fees approved by the Bankruptcy Court), to the extent such expenses are of the kind described in and in amounts shown in the Approved Budget (subject to Permitted Variances) and including the Roll-Up of Prepetition Term Loans as provided in Section 2.01(d) and the cash collateralization of the Letters of Credit pursuant to Section 2.07(j), (ii) to deem to be cancelled and reissue the Prepetition Letters of Credit as provided in Section 2.07(b), (iii) to pay fees, costs and expenses incurred by the DIP Agent and the Lenders in connection with the Transactions and other fees, costs and expenses of the DIP Agent and the Lenders to the extent reimbursable hereunder, (iv) to make adequate protection payments as permitted or required by the DIP Orders, and (v) to fund the Carve-Out in accordance with the DIP Orders. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of the Loans or the Letters of Credit hereunder be used to pay Professional Fees incurred in connection with a Prohibited Purpose (as defined in the DIP Orders). Nothing in this Section 8.22 shall be construed to waive the DIP Agent’s or any Lender’s right to object to any requests, motions or applications made in or filed with the Bankruptcy Court.

Section 8.22 Lender Calls. Upon request of the DIP Agent at the direction of the Required Lenders, the Borrower shall arrange for conference calls, which call shall occur not more frequently than once per calendar week, discussing and analyzing the Approved Budget (or other 13-week cash flow forecasts furnished pursuant to Section 8.01) for the prior week, the Variance Reports, the financial condition, business operations, liquidity, business plan, contract negotiations and projections of each of the Loan Parties, the status of the Chapter 11 Cases, the status of the sale process and progress in achieving the Case Milestones.

Section 8.23 Case Milestones. Each Loan Party shall ensure that each of the milestones set forth below (the “Case Milestones”) is achieved in accordance with the applicable timing referred to below (or such later dates as approved in writing by the Required Lenders):

(a)    On the Petition Date, the Loan Parties shall have filed a motion seeking approval of the DIP Orders, in form and substance acceptable to the Required Lenders in all respects.

(b)    Not later than five (5) Business Days after the Petition Date (or such later date approved in writing by the Required Lenders), the Interim DIP Order shall have been entered by the Bankruptcy Court and such Interim DIP Order shall be in full force and effect and shall not have been (i) vacated, reversed, or stayed, or (ii) amended or modified except as otherwise agreed to in writing by the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent).

(c)    Not later than the date that is forty (40) days following the Petition Date (or such later date approved in writing by the Required Lenders), the Bankruptcy Court shall have entered the Final DIP Order and such Final DIP Order shall be in full force and effect and shall not have been (A) vacated, reversed, or stayed, or (B) amended or modified except as otherwise agreed to in writing by the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent).

(d)    Not later than fifty (50) days after the Petition Date, the Loan Parties shall have received non-binding first-round indications of interest from potential purchasers of all or substantially all of the Loan Parties’ assets.

(e)    If, within fifty (50) days after the Petition Date, the Loan Parties and the Required Lenders have not reached an agreement as to an Acceptable Plan, then the Loan Parties shall pursue a Section 363 Sale. In connection with a Section 363 Sale, the Loan Parties and the Required Lenders shall negotiate in good faith a reasonable wind-down budget (the “Wind-Down Budget”) to pay all allowed (i) post-petition claims, (ii) administrative expense and priority claims, and (iii) professional fees and expenses necessary or appropriate to wind down the Loan Parties’ estates on a reasonable and appropriate timeline.

(f) If, pursuant to Section 8.23(e), a Section 363 Sale is pursued:

(i) Not later than fifty five (55) days after the Petition Date, the Loan Parties shall have filed a motion in the Bankruptcy Court in form and substance acceptable to the Required Lenders, seeking approval of (a) a sale (the “Sale Transaction”) of substantially all assets of the Loan Parties, and (b) bidding procedures (the “Bid Procedures”) and related relief in connection with the Sale Transaction (the “Bid Procedures and Sale Motion”).

(ii) Not later than eighty (80) days after the Petition Date, (a) the Loan Parties shall have scheduled a hearing on the Bid Procedures Motion, and (b) the Loan Parties shall have obtained entry of an order, in form and substance acceptable to the Required Lenders (the “Bid Procedures Order”), approving the Bid Procedures and setting a date for the hearing to approve the Sale Transaction (the “Sale Hearing”).

(iii) Not later than one hundred (100) days after the Petition Date, the Loan Parties shall have established the final deadline to receive qualified bids, and shall have received such qualified bids (the “Bid Deadline”).

(iv) Not later than two (2) weeks after the Bid Deadline, the Loan Parties shall have obtained entry of a Final Order by the Bankruptcy Court (the “Sale Approval Order”), in form and substance acceptable to the Required Lenders in all respects.

(v) Not later than the earlier of (i) thirty (30) days after entry of the Sale Approval Order and (ii) the Maturity Date, the Loan Parties shall have discharged the DIP Term Loans and Roll-Up Loans by payment of such DIP Term Loans and Roll-Up Loans in full, in cash (subject to the Wind-Down Budget).

(g) If, within fifty (50) days after the Petition Date, the Loan Parties and the Required Lenders have reached an agreement as to an Acceptable Plan, then the Loan Parties shall pursue such Acceptable Plan. If pursuant to this Section 8.23(g), an Acceptable Plan is pursued:

(i) Not later than fifty five (55) days after the Petition Date, the Loan Parties shall have filed in the Bankruptcy Court an Acceptable Plan, a corresponding disclosure statement (the “Disclosure Statement”), and a motion seeking approval of the Disclosure Statement, in each case, in form and substance acceptable to the Required Lenders.

(ii) Not later than ninety five (95) days after the Petition Date, the Loan Parties shall have scheduled a hearing on approval of the Disclosure Statement and obtained entry of the order by the Bankruptcy Court approving the Disclosure Statement in form and substance acceptable to the Required Lenders.

(iii) Not later than one hundred forty five (145) days after the Petition Date, the Loan Parties shall have scheduled a hearing to confirm the Acceptable Plan and obtained entry by the Bankruptcy Court of the order confirming the Acceptable Plan (the “Confirmation Order”), in form and substance acceptable to the Required Lenders.

(h) Not later than thirty (30) days after entry of the Confirmation Order, the Loan Parties shall have discharged the DIP Term Loans and Roll-Up Loans by (i) payment of such DIP Term Loans and Roll-Up Loans in full, in cash or (ii) such other treatment as acceptable to the Required Lenders.

Section 8.24 Certain Bankruptcy Matters; Case Documents.

(a) The Loan Parties shall, and shall cause each of their Subsidiaries to, comply (i) in all respects, after entry thereof, with all of the requirements and obligations set forth in the DIP Orders and the Cash Management Order, as each such order is amended and in effect from time to time in accordance with this Agreement, (ii) in all respects, after entry thereof, with each order of the type referred to in clause (b) of the definition of “Approved Bankruptcy Court Order”, as such orders, if entered by the Bankruptcy Court, must comply with, and only be modified from time to time in accordance with, clause (b) of the definition of “Approved Bankruptcy Court Order,” and (iii) in all material respects, after entry thereof, with the orders (to the extent not covered by subclause (i) or (ii) above) approving the Loan Parties’ “first day” and “second day” relief obtained in the Chapter 11 Cases, as such orders, if entered by the Bankruptcy Court, must comply with, and only be modified from time to time with the approval of the DIP Agent and the Required Lenders.

(b) The Borrower shall provide at least five (5) Business Days’ (or such shorter notice acceptable to the Required Lenders in their sole discretion) prior written notice to the DIP Agent or its advisors prior to any assumption or rejection of any Loan Party’s Material Contracts pursuant to Section 365 of the Bankruptcy Code, and no such Material Contract shall be assumed or rejected, if such assumption or rejection adversely impacts the Collateral, any Liens thereon or any superpriority claims payable therefrom (including, without limitation, any sale or other disposition of Collateral or the priority of any such Liens or superpriority claims).

(c) As soon as practicable in advance of filing with the Bankruptcy Court of any document, motion or pleading relating to or impacting (i) any rights or remedies of the DIP Agent or any Lender, (ii) the Credit Facility, the DIP Orders, the Cash Management Order, the Loan Documents, the “Loan Documents” as defined in the Prepetition Term Loan Agreement and the “Loan Documents” as defined in the Prepetition Revolving Loan Agreement (including the Loan Parties’ (as defined therein) obligations thereunder), (iii) the Collateral, any Liens thereon or any superpriority claims (including, without limitation, any sale or other disposition of Collateral or the priority of any such Liens or superpriority claims), (iv) use of cash collateral, (v) debtor-in-possession financing, (vi) adequate protection or otherwise relating to the Prepetition Facilities, (vii) any Chapter 11 Plan, (viii) any Section 363 Sale, or (viii) any transaction outside of the ordinary course of business with any Loan Party, the Loan Parties will deliver to the DIP Agent for delivery to each applicable Lender all such documents to be filed and provide the DIP Agent and the Lenders with a reasonable opportunity to review and comment on all such documents.

(d) Promptly following receipt thereof (and in any event within one (1) Business Day after receipt thereof), the Loan Parties shall deliver to the professional advisors to the Lenders copies of all formal proposals, letters of interest, letters of intent, bids, agreements and any final proposed definitive documentation for any sale of all or any material portion of it’s the Loan Parties’ assets or any other investment pursuant to which additional capital is to be received by the Loan Parties.

(e) It is understood that the materials provided to the DIP Agent and the Lenders pursuant to Sections 8.23(b) and (c) will not be identified by the Borrower as “Public”

information and may be treated by the DIP Agent as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. It is understood that the materials provided to the DIP Agent and the Lenders’ professional advisors pursuant to Section 8.23(d) will be provided solely on a “professional eyes only” basis.

ARTICLE IX

NEGATIVE COVENANTS

Until Payment in Full, the Borrower (on behalf of itself and its Subsidiaries) and each Guarantor by its execution of the Guaranty and Collateral Agreement) covenants and agrees with the DIP Agent, any Issuing Banks and the Lenders that:

Section 9.01 Budget Variances. As of any Variance Testing Date, the Loan Parties shall not allow the Total Receipts or the Total Disbursements (in each case, as such terms are used in the applicable Approved Budget) to exceed the aggregate amount forecasted therefor in the Approved Budget for such Testing Period by more than the Permitted Variances for the period applicable thereto under Annex III (the “Permitted Variances”).

Section 9.02 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume or suffer to exist any Indebtedness, except:

(a) the Secured Obligations arising under the DIP Orders and the Loan Documents, or with respect to any Bank Products, or any guaranty of or suretyship arrangement for the Secured Obligations arising under the Loan Documents, or with respect to any Bank Products;

(b) Indebtedness under Capital Leases or that constitutes Purchase Money Indebtedness; provided that the aggregate amount of all Indebtedness described in this Section 9.02(b) at any one time outstanding shall not to exceed $500,000 in the aggregate;

(c) Indebtedness associated with performance bonds, bid bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the Borrower or any Subsidiary or in connection with judgments that do not result in a Default;

(d) unsecured intercompany Indebtedness between the Borrower and any Subsidiary or between Subsidiaries to the extent permitted by Section 9.05(g); provided that such Indebtedness is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of its Wholly-Owned Subsidiaries, and, provided, further, that any such Indebtedness owed by a Loan Party shall be subordinated to the Secured Obligations on terms set forth in the Guaranty and Collateral Agreement;

(e) Indebtedness constituting a guaranty by any Loan Party of Indebtedness permitted to be incurred by any other Loan Party under this Section 9.02; provided that if the Indebtedness being guaranteed is subordinated to the Secured Obligations, such guaranty shall be subordinated to the Guarantee of the Secured Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such guaranteed Indebtedness;

(f) endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

(g) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business or as otherwise approved by the Bankruptcy Court pursuant to an Approved Bankruptcy Court Order, so long as such Indebtedness shall not exceed the amount of the unpaid cost of, and shall be incurred only to defer the cost of, the underlying policy;

(h) Indebtedness (i) arising from the honoring by a bank or other financial institution of a check, draft, payment order or other debit drawn, presented or issued against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence or (ii) arising under any Bank Products provided by a bank or other financial institution to the Loan Parties in the ordinary course of business and pursuant to, or in accordance with, the Cash Management Order;

(i) other unsecured Indebtedness not to exceed $1,000,000 in the aggregate at any one time outstanding;

(j) Indebtedness outstanding on the Effective Date consisting of Prepetition Term Loans incurred under the Prepetition Term Loan Facility and Prepetition Revolving Loans incurred under the Prepetition Revolving Loan Facility;

(k) Indebtedness outstanding on the Effective Date that is disclosed to the Lenders in Schedule 9.02.

Section 9.03 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

(a) Liens securing the payment of any Secured Obligations pursuant to the DIP Orders and other Security Instruments;

(b) Excepted Liens;

(c) Liens securing Capital Leases and Purchase Money Indebtedness permitted by Section 9.02(b) but only on the Property under lease or the Property purchased with such Purchase Money Indebtedness, as applicable;

(d) Liens on proceeds of Letters of Credit permitted to be posted in connection with Hedging Agreements permitted by Section 9.17;

(e) (i) pledges and deposits of cash in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to such Person and (ii) Liens on proceeds of insurance policies securing Indebtedness permitted under Section 9.02(g);

(f) Liens on cash earnest money or escrowed deposits in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 9.05, to be applied against the purchase price for and indemnities with respect to such Investment, solely to the extent such Investment would have been permitted on the date of the creation of such Lien;

(g) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or assets of any Person that becomes a Subsidiary after the Effective Date prior to the time such Person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

(h) Liens on Collateral securing Indebtedness permitted by Section 9.02(i), including adequate protection Liens granted pursuant to the DIP Orders, which Liens, in each case, shall rank the same priorities as set forth in the DIP Orders;

(i) other Liens securing obligations arising in the ordinary course of business, other than Indebtedness for borrowed money, outstanding in an aggregate amount not to exceed $1,000,000;

(j) Liens in the form of cash collateral (withdrawn from the Letter of Credit Account pursuant to a Letter of Credit Account Withdrawal Notice) securing obligations owed to suppliers and vendors in an aggregate amount not to exceed the Alternate Cash Collateral Amount; provided that the Borrower shall use commercially reasonable efforts to ensure that such cash collateral will continue to secure the Secured Obligations (other than reimbursement obligations under Letters of Credit) on a junior basis under arrangements (including security documentation and cash management) that are acceptable to the DIP Agent and the Required Lenders (it being understood and agreed that in any event the Loan Parties’ interests in such cash collateral, including the residual value of such cash collateral or the remaining interests of the Loan Parties therein will continue to constitute Collateral that secures the Secured Obligations); and

(k) Liens outstanding as of the Effective Date that are disclosed to the Lenders in Schedule 9.03.

Section 9.04 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except Subsidiaries may declare and pay dividends to the Loan Parties.

Section 9.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Subsidiary to, make or permit to remain outstanding, or enter into any agreement to make, any Investments in or to any Person, except that the foregoing restriction shall not apply to:

(a) Investments as of the Effective Date that are disclosed to the Lenders in Schedule 9.05;

(b) accounts receivable arising in the ordinary course of business consistent with past practice;

(c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one (1) year from the date of creation thereof;

(d) commercial paper maturing within one year from the date of creation thereof rated in one of the two highest grades by S&P or Moody’s;

(e) deposits maturing within one (1) year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively;

(f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e);

(g) Investments (i) made by the Borrower in or to the Guarantors, and (ii) made by any Subsidiary in or to the Borrower or any Guarantor;

(h) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Borrower or any Subsidiary as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Subsidiaries; provided that the Borrower shall give the DIP Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(h) exceeds $100,000;

(i) Investments constituting Indebtedness permitted under Section 9.02;

(j) credit provided to new or existing customers of the Loan Parties for the costs and expenses of extending service to such customers and for which such customers are contractually obligated to reimburse the Loan Party providing such credit in the ordinary course of business;

(k) Investments in Hedging Agreements permitted by Section 9.17;

(l) [reserved]; and

(m) other Investments not to exceed $100,000 in the aggregate at any time.

Section 9.06 Nature of Business; International Operations. The Borrower will not, and will not permit any Subsidiary to, engage (directly or indirectly) in any business other than those businesses in which the Borrower and its Subsidiaries are engaged on the Petition Date. From and after the date hereof, the Borrower and its Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any real Property not located within the geographical boundaries of the United States.

Section 9.07 Proceeds of Loans. The Borrower will not permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 8.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board, in each case as now in effect or as the same may hereinafter be in effect.

Section 9.08 ERISA Compliance. The Borrower will not, and will not permit any Subsidiary to, at any time:

(a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

(b) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

(c) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to (i) any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that contributions to or the obligation to contribute to may not be terminated by such entities in their sole discretion at any time without any material liability, or (ii) any employee pension benefit plan, as defined in section 3(2) of ERISA, including a multiemployer plan as defined in section 3(37) or 4001(a)(3) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code; and

(d) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate of the Borrower or a Subsidiary if such Person sponsors, maintains or contributes to, or at any time in the six year period preceding such acquisition has sponsored, maintained, or contributed to, any employee pension benefit plan, as defined in section 3(2) of ERISA, (i) that is a multiemployer plan as defined in section 3(37) or 4001(a)(3) of ERISA or (ii) that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such plan allocable to such benefit liabilities.

Section 9.09 Sale or Discount of Receivables. Except (a) sales otherwise permitted pursuant to Section 9.11 and (b) for receivables obtained by the Borrower or any Subsidiary from the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, the Borrower will not, and will not permit any Subsidiary to, discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

Section 9.10 Mergers, Etc. The Borrower will not, and will not permit any Subsidiary to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve, except (a) with the consent of the DIP Agent or the Required Lenders, or (b) that the Borrower or any Subsidiary may sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person pursuant to one or more Qualified APAs, the proceeds of which are remitted to the DIP Agent concurrently with the consummation of such disposition in an amount necessary to repay all of the Secured Obligations concurrently with the consummation of such disposition, and which results in the Payment in Full of all of the Secured Obligations.

Section 9.11 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Property except for:

(a) dispositions of cash and Cash Equivalents in the ordinary course of business and in connection with transactions permitted by this Agreement;

(b) the sale of inventory in the ordinary course of business;

(c) the sale or transfer of obsolete or worn out property and property no longer used or useful in the conduct of the business of the Borrower and its Subsidiaries (including allowing any registration or application for registration of any Intellectual Property that is no longer used or useful, or economically practicable to maintain, to lapse or go abandoned or be invalidated), whether now owned or hereafter acquired, in the ordinary course of business or is replaced by replacement property of at least comparable value and use;

(d) Restricted Payments permitted by Section 9.04 and Liens permitted by Section 9.03;

(e) the transfer of Property to another Loan Party;

(f) the transfer of Property occurring in connection with a transaction permitted by, and made in compliance with, the provisions of Section 9.10;

(g) dispositions of accounts receivables in connection with the collection or compromise thereof in the ordinary course of business to the extent permitted under Section 9.09;

(h) grants of Leases, subleases, licenses or sublicenses (including the provision of software under an open source license), easements, rights of way or similar rights or encumbrances in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries;

(i) transfers of Property that has suffered a Casualty Event upon receipt of the Net Cash Proceeds of such Casualty Event;

(j) other Asset Sales of the Properties listed on Schedule 9.11 for fair market value; provided that such Asset Sale shall have been approved by the Bankruptcy Court pursuant to an Approved Bankruptcy Court Order in form and substance satisfactory to the Required Lenders and the Net Sale Proceeds thereof shall be applied in accordance with Section 3.04(b)(ii); and

(k) other Asset Sales pursuant to a de minimis asset sales procedures order that is an Approved Bankruptcy Court Order; provided that the Net Sale Proceeds thereof in excess of $100,000 in the aggregate for all such Asset Sales shall be applied in accordance with Section 3.04(b)(ii).

(l)

Section 9.12 Environmental Matters. With respect to the Properties and any operations thereat or associated therewith, the Borrower will not, and will not permit any Subsidiary to, be in violation of Environmental Law, have any Release or threatened Release of Hazardous Materials other than those that are in compliance with Environmental Law, allow any exposure to Hazardous Materials that could reasonably be expected to form the basis for a claim for damages or compensation, or be required under Environmental Law to perform any Remedial Work.

Section 9.13 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Borrower or any Guarantor), except (a) Restricted Payments permitted by Section 9.04, (b) Investments permitted by Section 9.05, and (c) transactions that are otherwise permitted under this Agreement and the Approved Bankruptcy Court Orders, and are upon fair and reasonable terms no less favorable to it, when taken as a whole, than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate.

Section 9.14 Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, create or acquire any additional Subsidiary. The Borrower shall not, and shall not permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary except in compliance with Section 9.11(f), Section 9.11(g) or Section 9.15. Neither the Borrower nor any Subsidiary shall have any Foreign Subsidiaries or any Subsidiaries that are not Wholly-Owned Subsidiaries.

Section 9.15 Limitation on Issuance of Equity Interests. The Borrower shall not permit any Subsidiary to issue any Equity Interest (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, any Equity Interest, except for Equity Interests issued to another Loan Party. The Borrower and the Subsidiaries shall comply with Section 8.12 with respect to any such issued Equity Interests.

Section 9.16 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any material agreement or arrangement (other than (a) the Loan Documents, (b) the loan documents for the Prepetition Facilities (c) Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property that is the subject of such Capital Lease, (d) documents evidencing or securing Purchase Money Indebtedness creating Liens permitted by Section 9.03(c), but then only on the Property that is the subject of such Purchase Money Indebtedness, (e) documents creating Liens which are described in clauses (g) or (h) of the definition of “Excepted Liens”, but then only on the Property that is the subject of the applicable lease or license described in such clause (g) or (h)), (f) customary restrictions and conditions on transfers and investments contained in any agreement relating to the sale of any asset or any subsidiary pending the consummation of such sale, (g) [reserved], (h) in the case of any assets acquired after the Effective Date, any agreement in effect at the time of such acquisition which pertains to such assets and only such assets and is assumed in connection with such acquisition, so long as such agreement was not entered into in contemplation of such acquisition, and (i) customary provisions in joint venture agreements and other similar agreements permitted by Section 9.05 and applicable to joint ventures and Equity Interests therein) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the DIP Agent and the Lenders, or that requires the consent of or notice to other Persons in connection therewith, or that restricts any Subsidiary from paying dividends or making distributions to, making Investments in, or transferring any of its Property to the Borrower or any Guarantor, or that requires the consent of or notice to other Persons in connection therewith.

Section 9.17 Hedging Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Hedging Agreements with any Person other than Hedging Agreements in respect of commodities or interest rates (i) with an Approved Counterparty and (ii) that are entered into for the purpose of hedging exposure to interest rates or commodity prices and that are not for speculative purposes. In no event shall any Hedging Agreement contain any requirement, agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Hedging Agreement or to cover market exposures, other than Letters of Credit (and the proceeds thereof) the face amounts of which do not exceed $5,000,000 in the aggregate at any time.

Section 9.18 Holding Company. The Borrower will remain a holding company and will not own any real property, immovable property, or other assets of material value other than Equity Interests in Subsidiaries, furniture, furnishings and equipment acquired and maintained in the ordinary course of business, Investments to the extent permitted hereunder, assets acquired that are promptly, and in any event within 30 days of acquisition by the Borrower, transferred, contributed or otherwise assigned by the Borrower to one or more of the other Loan Parties, and interests in contracts customarily entered into by the Borrower in the ordinary course of its business.

Section 9.19 Sale and Leaseback. The Borrower shall not, and shall not permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any Property, whether now owned or hereafter acquired, and thereafter rent or lease such Property which it intends to use for substantially the same purpose or purposes as the Property being sold or transferred.

Section 9.20 Amendments to Organization Documents, Material Contracts, Fiscal Year End; Prepayments of other Indebtedness.

(a) The Borrower shall not, and shall not permit any Subsidiary to, amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its Organization Documents.

(b) The Borrower shall not, and shall not permit any Subsidiary to, amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) any Material Contract in a manner that would be adverse to the Lenders in any material respect.

(c) The Borrower shall not, and shall not permit any Subsidiary to, change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

(d) The Borrower shall not, and shall not permit any Subsidiary to, make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any outstanding prepetition Indebtedness, except as otherwise permitted by this Agreement, the DIP Orders or any Approved Bankruptcy Court Order.

Section 9.21 Anti-Terrorism Law; Anti-Money Laundering.

(a) The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 7.26, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any Property or interests in Property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Borrower shall deliver to any Lender any certification or other evidence requested from time to time by such Lender confirming the Borrower’s and the Subsidiaries’ compliance with this Section 9.21(a)).

(b) The Borrower shall not, and shall not permit any Subsidiary to, cause or permit any of the funds of the Borrower or any Subsidiary that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of any Governmental Requirement.

Section 9.22 Embargoed Person. The Borrower shall not, and shall not permit any Subsidiary to, permit (a) any of the funds or Properties of the Borrower or any Subsidiary that are used to repay the Loans to constitute Property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed

Person” or “Embargoed Persons”) that is identified on (i) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or Governmental Requirement promulgated thereunder, with the result that the investment in the Borrower or any Subsidiary (whether directly or indirectly) is prohibited by a Governmental Requirement, or the Loans would be in violation of a Governmental Requirement, or (ii) the Executive Order, any related enabling legislation or any other similar Executive Orders or (b) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Borrower or any Subsidiary, with the result that the investment in the Borrower or any Subsidiary (whether directly or indirectly) is prohibited by a Governmental Requirement or the Loans are in violation of a Governmental Requirement.

Section 9.23 Deposit Accounts, Securities Accounts and Commodity Accounts. Subject to Section 8.20, the Borrower will not, and will not permit any Subsidiary to, deposit any funds, securities or commodities in any Deposit Account (other than payroll Deposit Accounts consistent with current practice and Deposit Accounts used solely for any healthcare program), Securities Account or Commodity Account (each, as defined in the Uniform Commercial Code, as it may be amended, from time to time in effect in the State of New York), as applicable, unless such account is subject to a valid Lien in favor of the DIP Agent for the benefit of the Secured Parties and a control agreement in form and substance satisfactory to the DIP Agent (acting at the direction of the Required Lenders).

Section 9.24 Southcross Holdings Receivables. The Borrower will not, and will not permit any Subsidiary to, permit any account receivable owing from Southcross Holdings to the Borrower to be more than 30 days past its due date.

Section 9.25 Additional Bankruptcy Matters. Without the Required Lenders’ prior written consent, the Borrower will not, and will not permit any Subsidiary to, do any of the following:

(a) assert or prosecute any claim or cause of action against any of the Secured Parties (in their capacities as such) or the Prepetition Secured Parties, unless such claim or cause of action is in connection with the enforcement of the Loan Documents against any of the Lenders;

(b) subject to the terms of the DIP Orders, object to, contest, delay, prevent or interfere with in any material manner the exercise of rights and remedies by the DIP Agent or the Lenders with respect to the Collateral following the occurrence of an Event of Default (provided that any Loan Party may contest or dispute whether an Event of Default has occurred); or

(c) except as expressly provided or permitted hereunder (including, without limitation, to the extent expressly identified in any line item in the Approved Budget) or, with the prior consent of the Required Lenders, as provided pursuant to any other Approved Bankruptcy Court Order, make any payment or distribution to any Affiliate that is not a Loan Party or to any insider of the Borrower outside of the ordinary course of business; and

(d) notwithstanding anything to the contrary in this Agreement, the DIP Orders or any of the other Loan Documents, propose, adopt, support, consummate or effect any Chapter 11 Plan, plan of liquidation, sale, structured dismissal or any other resolution of the Cases, unless such case resolution provides for the Payment in Full in cash on the effective date thereof of the Secured Obligations (including any Loans held by the Lenders).

Section 9.26 Other Superpriority Claims. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume, suffer to exist or permit any other Superpriority Claim which is pari passu with or senior to the claims of the DIP Agent and the Lenders against the Loan Parties hereunder, except for the Carve-Out or as otherwise provided in the DIP Orders.

ARTICLE X

EVENTS OF DEFAULT; REMEDIES

Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”:

(a) The Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise.

(b) The Borrower shall fail to pay any interest on any Loan or fee or other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days.

(c) Any representation or warranty made or deemed made by or on behalf of any Loan Party, any Subsidiary of the Borrower or Holdings in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

(d) The Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 8.01(j), Section 8.02, Section 8.03, Section 8.07, Section 8.20, Section 8.23, Section 8.24 or in Article IX or (ii) 8.01(q) and such failure in respect of this clause (ii) shall continue unremedied for two (2) Business Days.

(e) Any Loan Party or any Subsidiary of the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of fifteen (15) days after the earlier to occur of (i) notice thereof from the DIP Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer, or a Responsible Officer of such Subsidiary, otherwise becoming aware of such default.

(f) The Borrower or any Subsidiary shall fail to make any payment of principal of or interest on any postpetition Material Indebtedness, when and as the same shall become due and payable, and such failure to pay shall extend beyond any applicable period of grace.

(g) Except with respect to obligations that are unenforceable as a result of the commencement of the Chapter 11 Cases and defaults that occur solely as a result of the filing of the Chapter 11 Cases, any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Subsidiary to make an offer in respect thereof.

(h) The LC Cash Collateralization Amount, at any time, exceeds the Letter of Credit Deposit Amount.

(i) [Reserved]

(j) The Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k) (i) One or more postpetition judgments for the payment of money in an aggregate amount in excess of $1,000,000 or (ii) any one or more non-monetary postpetition judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any Subsidiary or any combination thereof and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof.

(l) The Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against any Loan Party thereto, or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the Collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or any Loan Party or any of their Affiliates shall so state in writing.

(m) An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when together with all other ERISA Events that have occurred, could reasonably be expected to result in the liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000 in the aggregate.

(n) A Change in Control shall occur.

(o) (i) Any Debtor shall fail to comply with any of the provisions of the DIP Orders, any order related to the Credit Facility, cash management or bank accounts, or any Chapter 11 Plan, or any other Bankruptcy Court order that affects or may reasonably be expected to affect any of the rights, remedies, powers, privileges, claims or Liens of the DIP Agent or any other Secured Party;

(ii) unless otherwise approved by the DIP Agent or the Required Lenders, an order of the Bankruptcy Court shall be entered providing for a change in venue with respect to any Chapter 11 Case, and such order shall not be reversed or vacated;

(iv) a trustee, examiner or other responsible officer shall be appointed in any of the Chapter 11 Cases with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

(v) any of the Chapter 11 Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, or the filing by a Debtor of a motion seeking any such relief, or the failure of a Debtor to file responding materials opposing a motion by a third party seeking any such relief within the time frame provided for the filing of such response or objection by the Bankruptcy Court;

(vii) the Bankruptcy Court shall enter an order terminating the exclusive right of any Debtor to file a Chapter 11 Plan;

(ix) any or all Loan Parties shall enter into an agreement for, or any Debtor shall file (or support or fail to file responding materials opposing a motion by a third party seeking any such relief within the time frame provided for the filing of such response or objection by the respective court) a motion seeking, or the Bankruptcy Court shall enter, an order authorizing, a sale of all or substantially all of such Loan Party’s assets for a cash price or other terms that will not result in Payment in Full of all of the Secured Obligations and all of the Prepetition Obligations at the closing of such sale unless the terms are otherwise acceptable to the Required Lenders;

(x) any Debtor shall file a motion seeking authority to consummate a sale of assets of such Debtor or any of its Subsidiaries (other than any such sale of assets that is permitted by the Loan Documents) outside the ordinary course of business, or any sale of any part of the Collateral pursuant to Section 363 of the Bankruptcy Code, in each case, that will not result in Payment in Full of all of the Secured Obligations and all of the Prepetition Obligations at the closing of such sale unless such sale is otherwise permitted under Section 9.11 or is otherwise acceptable to the Required Lenders;

(xi) without the prior written consent of the Required Lenders (and with respect to any provision that affects the rights or duties of the DIP Agent, the DIP Agent), any Debtor shall file a motion to alter, amend, vacate, supplement, or modify, in any respect, either of the DIP Orders or either of the DIP Orders is reversed, modified, amended, stayed, vacated or subject to a stay pending appeal, provided that entry of the Final DIP Order shall not be deemed to reverse, modify, amend, stay or vacate the Interim DIP Order for purposes of this clause (xii);

(xii) the Bankruptcy Court shall enter an order granting any Person, other than the DIP Agent, relief from the automatic stay under the Cases, in either case, to permit enforcement on, foreclosure on or repossession of any Collateral or other assets of any Loan Party if such relief could reasonably be expected to have a Material Adverse Effect, or to permit the commencement or continuation of prepetition litigation against any Debtor for any purpose other than to liquidate the amount of a disputed claim involving potential liability not covered by insurance, which litigation could reasonably be expected to result in net liabilities in excess of $250,000 or otherwise have a Material Adverse Effect;

(xiii) an order shall be entered for the substantive consolidation of the Estate of any Debtor with any other Person, unless such Person is another Debtor, and such order granting substantive consolidation provides that the assets of such Debtor shall remain subject to the Liens of the DIP Agent and Prepetition Agents securing the Secured Obligations and the Prepetition Obligations, respectively;

(xiv) any Debtor shall contest the validity or enforceability of the Credit Facility, any Debtor shall deny in writing that such Debtor has any further liability or obligation under the Credit Facility, or the DIP Agent or Secured Parties shall cease to have the benefit of the Liens granted by any of the DIP Orders once such orders have been made;

(xv) an order shall be entered by the Bankruptcy Court avoiding or requiring disgorgement by the DIP Agent or any other Secured Party of any amounts received in respect of the Secured Obligations or Prepetition Obligations;

(xvi) a Debtor shall file any motion or other request with the Bankruptcy Court seeking authority to use any cash proceeds of the DIP Collateral or the Prepetition Collateral or to obtain any financing under Section 364(d) of the Bankruptcy Code or other applicable law secured by a Lien upon any Collateral, in each case without the DIP Agent’s prior written consent unless motion contemplates the Payment in Full of the Secured Obligations immediately upon the consummation of the transactions contemplated thereby;

(xvii) except as permitted in the DIP Orders, the Bankruptcy Court enters any order in any of the Chapter 11 Cases granting to any Person a Superpriority Claim or Lien pari passu with or senior to that granted to the DIP Agent under the DIP Orders;

(xviii) any Loan Party shall file any action, suit or other proceeding or contested matter challenging the validity, perfection or priority of any Liens of the DIP Agent securing the Secured Obligations or any Liens of any Prepetition Agent securing the Prepetition Obligations, or the validity or enforceability of any of the Loan Documents or Prepetition Loan Documents, or asserting any Avoidance Claim against any of the Prepetition Secured Parties, or seeking to recover any monetary damages from the DIP Agent, any Lender, any of the Prepetition Secured Parties;

(xix) a Challenge (as defined in the DIP Orders) shall be filed by any party in interest and shall be sustained by the Bankruptcy Court, in whole or in part; or

(xx) the Bankruptcy Court shall grant relief under any motion or other pleading filed by any Debtor that results in the occurrence of an Event of Default; provided that the Loan Parties hereby agree that the DIP Agent shall be entitled to request an expedited hearing on any such motion and hereby consent to such expedited hearing (and the DIP Agent is authorized to represent to the Bankruptcy Court that the Loan Parties have consented to such expedited hearing on the motion);

(p) Any Case Milestone shall have not been met;

(q) Any Loan Party seeks to obtain Bankruptcy Court approval of a disclosure statement or Chapter 11 Plan other than a disclosure statement relating to, or a plan that is, an Acceptable Plan, or any of the Loan Parties or affiliates file, propose, support, or fail to contest in good faith the filing or confirmation of such a plan or the entry of such an order;

(r) Entry of an order approving a Section 363 Sale unless such order contemplates the Payment in Full of the DIP Facility upon consummation of such sale or such terms are otherwise acceptable to the Required Lenders; or

(s) The Interim DIP Order or Final DIP Order, as applicable, ceases to create a valid and perfected security interest and lien on the DIP Collateral.

Section 10.02 Remedies.

(a) Subject to the terms of the DIP Orders, in the case of an Event of Default, at any time thereafter during the continuance of such Event of Default, the DIP Agent may, and at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Loan Documents shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

(b) In the case of the occurrence of an Event of Default, the DIP Agent and the Lenders will have all other rights and remedies available at law and equity.

(c) All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Loans, whether by acceleration or otherwise, shall be applied, subject to the DIP Order (including the Remedies Notice Period (as defined therein)), the Carve-Out and, if applicable, the Wind-Down Budget:

(i) first, to payment or reimbursement of that portion of the Secured Obligations constituting fees, expenses and indemnities payable to the DIP Agent in its capacity as such;

(ii) second, pro rata to payment or reimbursement of that portion of the Secured Obligations constituting fees, expenses and indemnities payable to the Lenders;

(iii) third, pro rata to payment of accrued interest on the Loans;

(iv) fourth, pro rata to payment of (A) principal outstanding on the DIP Term Loans, (B) Secured Obligations referred to in clause (c) of the definition of Secured Obligations owing to a Bank Products Provider, and (C) any other Secured Obligations (other than Roll-Up Loans);

(v) fifth, pro rata to payment of any superpriority adequate protection claims of the Prepetition Secured Parties on a pro rata basis;

(vi) sixth, to repay ratably the Prepetition Revolving Loans then outstanding, on the one hand, and the Roll-Up Loans and Prepetition Term Loans then outstanding, on the other hand (provided that funds allocated to the Roll-Up Loans and Prepetition Term Loans shall be applied to repay the Roll-Up Loans in full prior to the Prepetition Terms Loans); and

(vii) seventh, any excess, after all of the Secured Obligations shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

Notwithstanding the foregoing, Bank Products shall be excluded from the application described above if the DIP Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the DIP Agent may request, from the applicable Bank Products Provider Each Bank Products Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the DIP Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE XI

THE DIP AGENT

Section 11.01 Appointment and Authority. Each of the Lenders and each Issuing Bank hereby irrevocably appoints Wilmington Trust, National Association, to act on its behalf as the DIP Agent hereunder and under the other Loan Documents and authorizes the DIP Agent to take such actions on its behalf and to exercise such powers as are delegated to the DIP Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article XI are solely for the benefit of the DIP Agent, the Lenders and each Issuing Bank, and neither the Borrower nor any Subsidiary shall have any rights as a third party beneficiary of any such provisions. Without limiting the generality of the foregoing, the DIP Agent is hereby expressly authorized to (a) execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Instruments and (b) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the written direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Secured Party.

Section 11.02

Section 11.03 Rights as a Lender. The Person serving as the DIP Agent hereunder shall, if applicable, have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the DIP Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include, if applicable, the Person serving as the DIP Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the DIP Agent hereunder and without any duty to account therefor to the Lenders.

Section 11.04 Exculpatory Provisions.

(a) The DIP Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the DIP Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (it being understood that the term “agent” used herein and in the other Loan Documents with reference to the DIP Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine or any other applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties);

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the DIP Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 or 12.02); provided that the DIP Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the DIP Agent to liability, if the DIP Agent is not indemnified to its satisfaction, or that is contrary to any Loan Document or applicable law including, for the avoidance of doubt any action that may be in violation of the automatic stay under any Bankruptcy Law;

(iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the DIP Agent or any of its Affiliates in any capacity; and

(iv) shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

(b) The DIP Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the DIP Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.02 and Section 10.02) or (ii) otherwise hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. The DIP Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to the DIP Agent by the Borrower, a Lender or an Issuing Bank.

(c) The DIP Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the DIP Agent or as to those conditions precedent expressly required to be to the DIP Agent’s satisfaction, (vi) the existence, value, perfection, or priority of any collateral security or the financial or other condition of the Loan Parties and the Subsidiaries or any other obligor or guarantor, or (vii) any failure by any Loan Party or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements, or other terms or conditions set forth herein or therein.

Section 11.05 Reliance by DIP Agent. The DIP Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The DIP Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the DIP Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the DIP Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The DIP Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 11.06 Delegation of Duties. The DIP Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the DIP Agent. The DIP Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article XI and Section 12.03(b) and (c) shall apply to any such sub agent and to the Related Parties of the DIP Agent and any such sub agent, and shall apply to their respective as DIP Agent. The DIP Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the DIP Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 11.07 Resignation of DIP Agent. The DIP Agent may at any time give notice of its resignation to the Lenders, each Issuing Bank and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a bank as a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring DIP Agent gives notice of its resignation, then the retiring DIP Agent may on behalf of the Lenders and each Issuing Bank, appoint a successor DIP Agent meeting the qualifications set forth above, provided that if no such successor DIP Agent has been appointed by the 30th day after the resigning DIP Agent gave notice of its resignation, the retiring DIP Agent’s resignation shall nevertheless thereupon become effective in accordance with such notice and (a) the retiring DIP Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the DIP Agent on behalf of the Lenders or any Issuing Bank under any of the Loan Documents, the retiring DIP Agent shall continue to hold such collateral security until such time as a successor DIP Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the DIP Agent shall instead be made by or to each Lender and each Issuing Bank directly, until such time as the Required Lenders appoint a successor DIP Agent as provided for above in this Section 11.06. Upon the acceptance of a successor’s appointment as DIP Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) DIP Agent, and the retiring DIP Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor DIP Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring DIP Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring DIP Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring DIP Agent was acting as DIP Agent.

Section 11.08 Non-Reliance on DIP Agent and Other Lenders. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the DIP Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the DIP Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. The DIP Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents, or any other document referred to or provided for herein or to inspect the Properties or books of the Loan Parties or the Subsidiaries. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the DIP Agent hereunder, the DIP Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Loan Parties (or any of their Affiliates) which may come into possession of the DIP Agent or any of its Affiliates. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

Section 11.09 [Reserved.]

Section 11.10 Authority of DIP Agent to Release Collateral and Liens. Each Lender and each Issuing Bank hereby authorizes, and each other Person accepting the benefit of the Liens created by the Security Instruments shall be deemed to have authorized, the DIP Agent to release (a) any Collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents, and (b) any Mortgaged Property that does not constitute Material Real Property if any Building (as defined in the applicable Flood Insurance Law) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Law) is situated on such Mortgaged Property and the DIP Agent, in its sole discretion, determines that the costs, financial and otherwise, of obtaining or maintaining a Lien or complying with all Governmental Requirements with respect to such Lien outweigh the benefit to the Secured Parties of the security afforded thereby. Each Lender and each Issuing Bank hereby authorizes, and each other Person accepting the benefit of the Liens created by the Security Instruments shall be deemed to have authorized, the DIP Agent to execute and deliver to the Borrower (or file, if appropriate), at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.11 or is otherwise authorized by the terms of the Loan Documents. To the extent any Property is sold, assigned, conveyed or otherwise transferred as expressly permitted by Section 9.11 to any Person other than a Loan Party, such Collateral shall be sold, assigned, conveyed or otherwise transferred free and clear of all Liens created by the Loan Documents.

Section 11.11 Action by the DIP Agent. The DIP Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the DIP Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders or Issuing Banks, as applicable, as shall be necessary under the circumstances as provided in Section 10.02 or Section 12.02) and in all cases the DIP Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Required Lenders (or such other number or percentage of the Lenders or Issuing Banks, as applicable, as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders or Issuing Banks, as applicable, against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the DIP Agent shall be binding on all of the Lenders and Issuing Banks. If a Default has occurred and is continuing, then the DIP Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section, provided that, unless and until the DIP Agent shall have received such directions, the DIP Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the DIP Agent be required to take any action which exposes the DIP Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law.

Section 11.12 Certain Secured Parties. No Bank Products Provider that obtains the benefit of Section 10.02(c) or any Collateral by virtue of the provisions hereof or any Security Instrument or DIP Order shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof, any DIP Order or of any Security Instrument) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article XI to the contrary, the DIP Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations consisting of Bank Products except to the extent expressly provided herein and unless the DIP Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the DIP Agent may request, from the applicable Bank Products Provider. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations consisting of Bank Products in the case of a Maturity Date.

ARTICLE XII

MISCELLANEOUS

Section 12.01 Notices.

(a) Notices Generally. Subject to Section 12.01(b), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Borrower, to it at the following:

Southcross Energy Partners, L.P.

1717 Main Street, Suite 5200

Dallas, TX 75201

Attn: Michael B. Howe

Fax: (214) 979-3710

Email: michael.howe@southcrossenergy.com

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Ave

New York, NY 10017

Attn: Jinsoo H. Kim

Fax: (212) 701-5217

Email: jinsoo.kim@davispolk.com

(ii) if to the DIP Agent, to it at the following:

Wilmington Trust, National Association.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Nikki Kroll

Fax: (612) 217-5651

Email: nkroll@wilmingtontrust.com

with copies to (which shall not constitute notice):

Arnold & Porter Kaye Scholer LLP

250 West 55th Street

New York, NY 10019-9710

Attn: Alan Glantz

Fax: (212) 836-6763

Email: alan.glantz@arnoldporter.com

and

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attn: Leonard Klingbaum

Fax: (212) 728-9290

Email: LKlingbaum@willkie.com

(iii) if to Wells Fargo, as Issuing Bank, to it at the following:

Wells Fargo Bank, N.A.

301 S. College St

Charlotte, NC 28288

MAC D1053-150

Attn: Michael J. Thomas

Fax: 704-383-7611

Email: mjthomas@wellsfargo.com

(iv) if to RBC, as Issuing Bank, to it at the following:

Royal Bank of Canada

200 Vesey Street, 12th Floor

New York, New York 10281

Attn: Leslie P. Vowell

Tel: (212) 428-6607

Email: Les.vowell@rbccm.com

and

Royal Bank of Canada

200 Vesey Street, 12th Floor

New York, New York 10281

Attn: Leslie P. Vowell

Tel: (212) 548-3128

Email: amy.josephson@rbccm.com

(v) if to UBS AG, as Issuing Bank, to it at the following:

UBS AG, Stamford Branch

600 Washington Blvd, 9th Floor

Stamford, CT 06901

Attn: Loan Administration Team

Fax: (203) 719-3888

Email: UBSAgency@ubs.com

and

UBS AG, Stamford Branch

600 Washington Blvd, 9th Floor

Stamford, CT 06901

Attn: Gary Riddell

Tel: (203) 719-6987

Email: gary.riddell@ubs.com

(vi) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 12.01(b) below, shall be effective as provided in Section 12.01(b).

(b) Electronic Communications.

(i) Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the DIP Agent; provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II, Article III, Article IV and Article V if such Lender or such Issuing Bank, as applicable, has notified the DIP Agent that it is incapable of receiving notices under such Article(s) by electronic communication. The DIP Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(ii) Unless the DIP Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (B) of notification that such notice or communication is available and identifying the website address therefore.

(c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 12.02 Waivers; Amendments.

(a) No failure on the part of the DIP Agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the DIP Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the DIP Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, and acknowledged by the DIP Agent, or by the Borrower and the DIP Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Secured Obligations hereunder or under any other Loan Document, without the written consent of each Lender adversely affected thereby, provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) [reserved], (iii) except as provided in the definition of “Scheduled Maturity Date”, postpone the scheduled date of payment or prepayment of the principal amount of any Loan (excluding mandatory prepayments), or any interest thereon, or any fees payable hereunder, or any other Secured Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Maturity Date or Maturity Date without the written consent of each Lender adversely affected thereby, (iv) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) waive or amend Section 3.04(c), Section 6.01, Section 10.02(c) or Section 12.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary” or “Subsidiary”, without the written consent of each Lender (other than any Defaulting Lender), (vi) release any Guarantor (except as permitted pursuant to the Guaranty and Collateral Agreement or in connection with a sale of such Guarantor permitted under Section 9.11) or release all or substantially all of the Collateral, without the written consent of each Lender (other than any Defaulting Lender), (vii) change any of the provisions of this Section 12.02(b), Section 10.02(c), or the definitions of

“Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender other than any Defaulting Lender, (viii) change the application of prepayments under Section 3.04(c), without the written consent of the Required Lenders (it being understood that the Required Lenders may waive, in whole or in part, any prepayment so long as the application of any such prepayment that is still required to be made is not changed), or (ix) modify Section 2.07 (or any definitions related thereto) in any manner that is adverse to the Issuing Banks that have Letters of Credit outstanding without the consent of each such Issuing Bank; provided, further, that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the DIP Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the DIP Agent or any Issuing Bank, as the case may be, and (y) the Agency Fee Letter may be amended, or rights or privileged thereunder waived in a writing executed only by the parties thereto (without the need for the consent of any other party thereto). Notwithstanding the foregoing, (x) any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the DIP Agent a supplemental schedule clearly marked as such and, upon receipt, the DIP Agent will promptly deliver a copy thereof to the Lenders, (y) the Borrower (or other applicable Loan Party) and the DIP Agent may amend this Agreement or any other Loan Document without the consent of the Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document if the same is not objected to in writing by Lenders constituting the Required Lenders within 5 Business Days after the DIP Agent delivers written notice thereof to the Lenders, and (z) the DIP Agent and the Borrower (or other applicable Loan Party) may enter into any amendment, modification or waiver of this Agreement or any other Loan Document or enter into any agreement or instrument to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Mortgaged Property or Property to become Mortgaged Property to secure the Secured Obligations for the benefit of the Lenders or as required by any Governmental Requirement to give effect to, protect or otherwise enhance the rights or benefits of any Lender under the Loan Documents without the consent of any Lender.

Section 12.03 Expenses, Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the DIP Agent and its Affiliates and by the Lenders (including the reasonable fees, charges and disbursements of counsel and other outside consultants for the DIP Agent and the Lenders) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the DIP Agent as to the rights and duties of the DIP Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) (limited, in the case of legal fees, disbursements and charges, to the reasonable and documented fees, disbursements and other charges of Arnold & Porter Kaye Scholer LLP, as counsel to the DIP Agent, Willkie Farr & Gallagher LLP, as counsel for the Lenders, a single counsel for the Issuing Banks, and local counsel in each material jurisdiction), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the DIP Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder (limited, in the case of legal fees, disbursements and charges, to the reasonable and documented fees, disbursements and other charges of Arnold & Porter Kaye Scholer LLP, as counsel to the DIP Agent, Willkie Farr & Gallagher LLP, as counsel for the Lenders, a single counsel for the Issuing Banks, and local counsel in each material jurisdiction), and (iv) all out-of-pocket expenses incurred by the DIP Agent, any Issuing Bank or any Lender (including the fees, charges and disbursements of any counsel for the DIP Agent, any Issuing Bank or any Lender) in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 12.03 or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit (limited, in the case of legal fees, disbursements and charges, to the reasonable and documented fees, disbursements and other charges of Arnold & Porter Kaye Scholer LLP, as counsel to the DIP Agent, Willkie Farr & Gallagher LLP, as counsel for the Lenders, a single counsel for the Issuing Banks, and local counsel in each material jurisdiction). Notwithstanding anything to the contrary contained in this Section 12.03(a) or elsewhere in any of the Loan Documents, neither the Borrower nor any Subsidiary shall be obligated to pay or reimburse any Person for any costs, expenses, fees, taxes or other charges of any nature whatsoever that are incurred or payable by any Person in connection with any assignment referred to in Section 12.04(b), any participation referred to in Section 12.04(d) or any pledge or security interest referred to in Section 12.04(f).

(b) INDEMNIFICATION BY THE BORROWER. THE BORROWER SHALL INDEMNIFY EACH AGENT (AND ANY SUB-AGENT THEREOF), ANY ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE (LIMITED, IN THE CASE OF LEGAL FEES, DISBURSEMENTS AND CHARGES, TO THE REASONABLE AND DOCUMENTED FEES, DISBURSEMENTS AND OTHER CHARGES OF ARNOLD & PORTER KAYE SCHOLER LLP, AS COUNSEL TO THE DIP AGENT, WILLKIE FARR & GALLAGHER LLP, AS COUNSEL FOR THE LENDERS, A SINGLE COUNSEL FOR THE ISSUING BANKS, AND LOCAL COUNSEL IN EACH MATERIAL JURISDICTION), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY A THIRD PARTY OR BY THE BORROWER OR ANY SUBSIDIARY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (ii) THE FAILURE OF THE BORROWER OR

ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE SECURED PARTIES WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY SUBSIDIARY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT

LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (x) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (y) OTHER THAN IN THE CASE OF THE DIP AGENT AND ITS RELATED PARTIES, RESULT FROM A CLAIM BROUGHT BY THE BORROWER OR ANY SUBSIDIARY AGAINST ANY INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, IF THE BORROWER OR SUCH SUBSIDIARY HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION OR (z) RESULT FROM ANY DISPUTE SOLELY AMONG INDEMNITEES, OTHER THAN ANY CLAIMS AGAINST ANY INDEMNITEE IN ITS CAPACITY OR IN FULFILLING ITS ROLE AS AN AGENT, OR ANY SIMILAR ROLE UNDER THIS AGREEMENT, AND OTHER THAN ANY CLAIMS ARISING OUT OF ANY ACT OR OMISSION ON THE PART OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR AFFILIATES.

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to pay indefeasibly any amount required under Sections 12.03(a) or (b) to be paid by it to the DIP Agent (or any sub-agent thereof), any Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to such Agent (or any such sub-agent), such Issuing Bank or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought (or, if such indemnity or reimbursement is sought after the date upon which the Loans shall have been paid in full and the Commitments have been terminated, in accordance with such Lenders’ Applicable Share as in effect immediately prior to such date))) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the DIP Agent (or any such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the DIP Agent (or any such sub-agent) or such Issuing Bank in connection with such capacity. Each Lender hereby authorizes the DIP Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the DIP Agent to the Lender from any source against any amount due to the DIP Agent under this paragraph (c).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party shall assert, and hereby waives, any claim against any other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof (other than to the extent any such damages are asserted pursuant to a third-party claim that would otherwise be required to be indemnified or reimbursed pursuant to any Loan Document). No Indemnitee referred to in Section 12.03(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the Transactions.

(e) Payments. All amounts due under this Section 12.03 shall be payable promptly after written demand therefor.

Section 12.04 Assignments and Participations.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues a Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the DIP Agent and each Lender, and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except (A) to an assignee in accordance with the provisions of Section 12.04(b), (B) by way of participation in accordance with the provisions of Section 12.04(d), or (C) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.04(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(d)) and, to the extent expressly contemplated hereby, the Related Parties of each of the DIP Agent, any Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignments shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in Section 12.04(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the DIP Agent or, if “Trade Date” is specified in the Assignment and

Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the DIP Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all of the assigning Lender’s rights and obligations under this Agreement and with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights on a non- pro rata basis.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.04(b)(i)(B) and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the DIP Agent within five (5) Business Days after having received notice thereof; and

(B) the consent of the DIP Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Commitment or Credit Exposure if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the DIP Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which may be waived or reduced in the sole discretion of the DIP Agent), and the assignee, if it is not a Lender, shall deliver to the DIP Agent an Administrative Questionnaire and any tax forms required under Section 5.03.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower, any Sponsor, or any of the Borrower’s or any Sponsor’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii) No Assignments to Defaulting Lenders. No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the DIP Agent pursuant to Section 12.04(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(d).

(c) Register. The DIP Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Upon the DIP Agent’s receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and applicable tax forms (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the DIP Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(c). The entries in the Register shall be conclusive, and the Borrower, the DIP Agent, any Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations.

(i) Any Lender may at any time, without the consent of, or notice to the Borrower, the DIP Agent or any Issuing Bank, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the DIP Agent, any Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

(ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(e), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the DIP Agent (in its capacity as DIP Agent) shall have no responsibility for maintaining a Participant Register.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(f) as though it were a Lender

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and Section 12.04(e) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Restrictions if Registration Required. Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state.

Section 12.05 Survival; Revival; Reinstatement.

(a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the DIP Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b) To the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the DIP Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the DIP Agent or the Lenders to effect such reinstatement.

Section 12.06 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) Integration. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the DIP Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c) Effectiveness. Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the DIP Agent and when the DIP Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(d) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Hedging Agreements, and in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any and all of the obligations of the Borrower or any Subsidiary now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Subsidiary may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective

Affiliates may have. Each Lender and each Issuing Bank agrees to notify the Borrower and the DIP Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 12.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND, EXCEPT AS OTHERWISE SET FORTH THEREIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL, EXCEPT AS OTHERWISE SET FORTH THEREIN, BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT AND IF THE BANKRUPTCY COURT DOES NOT HAVE OR ABSTAINS FROM JURISDICTION, THE COURTS OF THE COUNTY AND STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT

PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO OTHER PARTY HERETO NOR ANY REPRESENTATIVE, AGENT OR ATTORNEY FOR ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.11 Confidentiality. Each of the DIP Agent, any Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors (including accountants and legal counsel) and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Hedging Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to any other party to this Agreement, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the DIP Agent, any Issuing Bank, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section 12.11, “Information” means all information received from any Sponsor, Southcross Holdings, the Borrower or any Subsidiary relating to any Sponsor, Southcross Holdings, the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the DIP Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Sponsor, Southcross Holdings, the Borrower or a Subsidiary; provided that, in the case of information received from any Sponsor, Southcross Holdings, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the Transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Secured Obligations, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Secured Obligations (or, to the extent that the principal amount of the Secured Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Secured Obligations (or, to the extent that the principal amount of the Secured Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until Payment in Full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower’s obligations hereunder.

Section 12.13 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.14 [Reserved].

Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and each Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the DIP Agent, any Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.

Section 12.16 USA Patriot Act Notice. The DIP Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and its Subsidiaries, which information includes the name and address of the Borrower and its Subsidiaries and other information that will allow the DIP Agent and such Lender to identify the Borrower and its Subsidiaries in accordance with the USA Patriot Act.

Section 12.17 [Reserved].

Section 12.18 Non-Recourse to the General Partner. This Agreement and the other Loan Documents do not and will not in any way constitute a direct or indirect guaranty by the General Partner of the obligations of the Borrower or any Subsidiary hereunder or thereunder. If any provision of this Agreement or any other Loan Document is held by any authority to constitute a direct or indirect guaranty by the General Partner of the obligations of the Borrower or any

Subsidiary, such provision shall be deemed ineffective to the extent such provision constitutes a direct or indirect guaranty by the General Partner of the obligations of the Borrower or any Subsidiary. Neither this Agreement nor any Loan Document is intended to create any liability of the General Partner for the performance of any obligation of the Borrower or any Subsidiary thereunder or hereunder. NEITHER THE DIP AGENT NOR ANY LENDER SHALL HAVE ANY RECOURSE AGAINST THE GENERAL PARTNER (INCLUDING ANY RECOURSE FOR ANY DEFICIENCY REMAINING UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT AFTER THE DISPOSITION OF COLLATERAL PLEDGED BY THE BORROWER OR ANY SUBSIDIARY AND THE DISPOSITION OF THE GP COLLATERAL PLEDGED BY THE GENERAL PARTNER); PROVIDED, THAT, NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN NO EVENT SHALL THIS SECTION 12.18 RELIEVE THE GENERAL PARTNER FROM ANY LIABILITY IT MAY HAVE AS A RESULT OF ITS FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, OR THAT OF ANY OF ITS OFFICERS, IN CONNECTION WITH THE EXECUTION, DELIVERY OR PERFORMANCE OF ANY LOAN DOCUMENTS OR ANY CERTIFICATES OR DOCUMENTS DELIVERED IN CONNECTION THEREWITH BY THE GENERAL PARTNER ON BEHALF OF THE BORROWER IN ITS CAPACITY AS THE BORROWER’S GENERAL PARTNER.

Section 12.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the DIP Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the DIP Agent or any Lender has advised or is advising the Borrower or any Subsidiary on other matters; (ii) the arranging and other services regarding this Agreement provided by the DIP Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Subsidiaries, on the one hand, and the DIP Agent and the Lenders, on the other hand; (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate; and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the DIP Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Subsidiaries, or any other Person; (ii) neither the DIP Agent or the Lenders has any obligation to the Borrower or any of its Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the DIP Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Subsidiaries, and neither the DIP Agent nor any of the Lenders has any obligation to disclose any of such interests to the Borrower or its Subsidiaries. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the DIP Agent and the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 12.20 [Reserved].

Section 12.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[SIGNATURES BEGIN NEXT PAGE]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partners GP, LLC, its general partner

		By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

Each of the undersigned (i) consents and agrees to this Agreement, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Debtor-in-Possession Guaranty and Collateral Agreement dated as of April 3, 2019, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SOUTHCROSS ENERGY OPERATING, LLC

SOUTHCROSS ENERGY LP LLC

SOUTHCROSS ENERGY GP LLC

SOUTHCROSS DELTA PIPELINE LLC

SOUTHCROSS PROCESSING LLC

SOUTHCROSS ALABAMA PIPELINE LLC

SOUTHCROSS NUECES PIPELINES LLC

SOUTHCROSS ENERGY FINANCE CORP.

FL RICH GAS SERVICES GP, LLC

T2 EF COGENERATION HOLDINGS, LLC

T2 EF COGENERATION LLC

By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

SOUTHCROSS CCNG GATHERING LTD.

SOUTHCROSS CCNG TRANSMISSION LTD.

SOUTHCROSS GULF COAST TRANSMISSION LTD.

SOUTHCROSS MISSISSIPPI PIPELINE, L.P.

SOUTHCROSS MISSISSIPPI GATHERING, L.P.

SOUTHCROSS ALABAMA GATHERING SYSTEM, L.P.

SOUTHCROSS MIDSTREAM SERVICES, L.P.

SOUTHCROSS MARKETING COMPANY LTD.

SOUTHCROSS NGL PIPELINE LTD.

SOUTHCROSS GATHERING LTD.

SOUTHCROSS MISSISSIPPI INDUSTRIAL GAS SALES, L.P.

By:	Southcross Energy GP LLC, as general partner

By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

FL RICH GAS SERVICES, LP

By:	FL Rich Gas Services GP, LLC, its general partner

By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

FL RICH GAS UTILITY GP, LLC

By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

FL RICH GAS UTILITY, LP SOUTHCROSS TRANSMISSION, LP

By:	FL Rich Gas Utility GP, LLC, its general partner

By:	/s/ Michael B. Howe
Name: Michael B. Howe
Title: Senior Vice President and CFO

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

DIP AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the DIP Agent

By:	/s/ Nicole Kroll

Name:	Nicole Kroll

Title:	Assistant Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

ISSUING BANK:	UBS AG, STAMFORD BRANCH, as an Issuing Bank

	By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

ISSUING BANK:	ROYAL BANK OF CANADA – NEW YORK BRANCH, as an Issuing Bank

	By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

ISSUING BANK:	WELLS FARGO BANK, N.A., as an Issuing Bank

	By:	/s/ Michael Thomas
	Name:	Michael Thomas
	Title:	Senior Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	AVENUE ENERGY OPPORTUNITIES FUND II, L.P., as a Lender

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Margaret Sang
	Name:	Margaret Sang
	Title:	Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I., as a Lender

	By:	/s/ Jerry R. Howard
	Name:	Jerry R. Howard
	Title:	Assistant Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	COVE KEY MASTER FUND LP, as a Lender

By: Cove Key Fund GP LP, its general partner

By: Cove Key GP LLC, its general partners

	By:	/s/ Jeff Coviello
	Name:	Jeff Coviello
	Title:	Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Columbia Floating Rate, a series of Columbia Funds Series Trust II., as a Lender

	By:	/s/ Jerry R. Howard
	Name:	Jerry R. Howard
	Title:	Assistant Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	COVE KEY BLUESCAPE HOLDINGS LP, as a Lender

By: Cove Key Fund GP LP, its general partner

By: Cove Key GP LLC, its general partners

	By:	/s/ Jeff Coviello
	Name:	Jeff Coviello
	Title:	Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	HSBC Bank plc, as a Lender

	By:	/s/ Shumin Papaioannou
	Name:	Shumin Papaioannou
	Title:	Authorised Signatory

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	ICM Global Floating Rate Income Limited – US, as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	ICM Senior Loan Fund, L.P.,, as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO II Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO VII Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO VIII Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO IX Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO X Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Jamestown CLO VI-R Ltd., as a Lender

	By:	/s/ David Endler
	Name:	David Endler
	Title:	Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	J.H. LANE PARTNERS MASTER FUND, LP, as a Lender

	By:	/s/ Haskel Ginsberg
	Name:	Haskel Ginsberg
	Title:	CFO

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Logan Circle Partners, L.P. as investment adviser on behalf of:

Stichting Bedrijfstakpensionfonds Voor Het Beroepsvervoer Over De Weg

	By:	/s/ Dan Ross
	Name:	Dan Ross
	Title:	VP

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By: MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ Matthew McInerny
	Name:	Matthew McInerny
	Title:	Managing Director

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY, as a Lender

By: MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ Matthew McInerny
	Name:	Matthew McInerny
	Title:	Managing Director

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Senior Secured Credit Master Fund Ltd.

	By:	Octagon Credit Investors, LLC, as Investment Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XIV, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XV, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XVI, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XVII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners 18-R, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Loan Funding Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XXI, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XXII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners 24, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners XXIII, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners 25, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Baloise Senior Secured Loan Fund III

By: Octagon Credit Investors, LLC, as Sub Investment Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Octagon Investment Partners 33, Ltd.

	By:	Octagon Credit Investors, LLC, as Collateral Manager, as a Lender

	By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	Deutsche Bank (Cayman) Limited, as a Lender (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts), as Trustee

By: DB USA Core Corporation

	By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

	By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS OPPORTUNITIES IDF SERIES INTEREST OF THE SALI MULTI-SERIES FUND, L.P., as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS LONG-TERM OPPORTUNITIES FUND MASTER, LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS LTD, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS OPPORTUNITIES FUND 4 LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS OPPORTUNITIES FUND 5 LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOLUS SENIOR HIGH INCOME FUND LP, as a Lender

By: Solus Alternative Asset Management LP, Its Investment Subadvisor

	By:	/s/ Gordon J. Yeager
	Name:	Gordon J. Yeager
	Title:	Executive Vice President

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOUND POINT CAPITAL MANAGEMENT, LP, as Investment Manager for and on behalf of the below listed entities

	By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	Authorized Signatory

Legal Entity
Sound Point CLO VI-R, Ltd.
Sound Point Credit Opportunities Master Fund, L.P.
Sound Point Senior Floating Rate Master Fund, L.P.
American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds
Kaiser Foundation Hospitals
Kaiser Permanente Group Trust
Sound Point Montauk Fund, L.P.
Neuberger Berman Alternative Funds – Neuberger Berman Absolute Return Multi-Manager Fund
PURE Insurance Company
Principal Funds, Inc. – Global Multi-Strategy Fund
Teamsters Pension Trust Fund of Philadelphia & Vicinity

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	SOUND POINT CAPITAL MANAGEMENT, LP, as Investment Manager for and on behalf of the below listed entities

	By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	Authorized Signatory

[Signature Page]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.

ANNEX IV

INITIAL APPROVED BUDGET

[SEE ATTACHED]

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

SOUTHCROSS ENERGY PARTNERS, L.P.